SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                       Hennessy Funds Trust
 (Name of Registrant as Specified in its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY NOTICE, SUBJECT TO CHANGE, DATED MAY 4, 2015

HENNESSY FUNDS TRUST

Hennessy Cornerstone Growth Fund
Hennessy Focus Fund
Hennessy Cornerstone Mid Cap 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Large Value Fund
Hennessy Total Return Fund
Hennessy Equity and Income Fund
Hennessy Balanced Fund
Hennessy Core Bond Fund
Hennessy Gas Utility Fund
Hennessy Small Cap Financial Fund
Hennessy Large Cap Financial Fund
Hennessy Technology Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

NOTICE AND PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 30, 2015

TO THE SHAREHOLDERS OF THE HENNESSY FUNDS:

We invite you to attend a special meeting (the “Special Meeting”) of shareholders of each of the series listed above (each a “Fund” and, collectively, the “Funds”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”).  The Special Meeting will be held at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT.

The meeting will be held for the following purposes:

1.	To approve a new investment advisory agreement for each Fund between Hennessy Funds, on behalf of such Fund, and Hennessy Advisors, Inc.

2.
To approve a new sub-advisory agreement(s) for the Hennessy Focus Fund, the Hennessy Large Value Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

3.
To approve a distribution (Rule 12b-1) plan for the Investor Class shares of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

4.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.

Our Board of Trustees recommends a vote “FOR” Proposals 1, 2 and 3.  Only shareholders of record at the close of business on May 7, 2015 will be entitled to vote at the Special Meeting.

We hope you will be able to attend the Special Meeting, but in any event we would appreciate if you would date, sign, and then return the enclosed proxy as promptly as possible, or vote by calling toll-free (877) 605-2536 (if calling within the United States) or by voting over the Internet by following the instructions provided on your proxy card.

By Order of the Board of Trustees,

____________________________________

Daniel B. Steadman, Secretary

Novato, California
May 18, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 30, 2015.  The notice, proxy statement, annual report and form of proxy are available at www.proxyvote.com.

TABLE OF CONTENTS

FREQUENTLY ASKED QUESTIONS	2
Why have I received this proxy statement?	2
Who is entitled to vote?	3
How do I vote my shares?	3
How will proxies be solicited?	3
How many shares of each Fund are entitled to vote?	3
What happens if other matters come up at the Special Meeting?	4
What happens if the Special Meeting is adjourned?	4
What constitutes a quorum?	4
What happens if I sign and return my proxy card but do not mark my vote?	5
May I revoke my proxy?	5
Who will count the votes?	5

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS	6

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR CERTAIN FUNDS	14

PROPOSAL 3: APPROVAL OF A DISTRIBUTION (RULE 12B-1) PLAN FOR CERTAIN FUNDS	27

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	33

ADMINISTRATOR AND PRINCIPAL DISTRIBUTOR	45

RECEIPT OF SHAREHOLDER PROPOSALS	45

OTHER MATTERS	45

EXHIBIT A – PROPOSED INVESTMENT ADVISORY AGREEMENT	A-1

EXHIBIT B – PROPOSED SUB-ADVISORY AGREEMENT BETWEEN HENNESSY ADVISORS AND BROAD RUN	B-1

EXHIBIT C –PROPOSED SUB-ADVISORY AGREEMENT BETWEEN HENNESSY ADVISORS AND RBC GAM (U.S.) AND BETWEEN HENNESSY ADVISORS AND SPARX JAPAN	C-1

EXHIBIT D – PROPOSED SUB-ADVISORY AGREEMENT BETWEEN HENNESSY ADVISORS AND THE LONDON COMPANY AND BETWEEN HENNESSY ADVISORS AND FCI	D-1

EXHIBIT E – PROPOSED DISTRIBUTION PLAN	E-1

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, DATED MAY 4, 2015

HENNESSY FUNDS TRUST

Hennessy Cornerstone Growth Fund
Hennessy Focus Fund
Hennessy Cornerstone Mid Cap 30 Fund
Hennessy Cornerstone Large Growth Fund
Hennessy Cornerstone Value Fund
Hennessy Large Value Fund
Hennessy Total Return Fund
Hennessy Equity and Income Fund
Hennessy Balanced Fund
Hennessy Core Bond Fund
Hennessy Gas Utility Fund
Hennessy Small Cap Financial Fund
Hennessy Large Cap Financial Fund
Hennessy Technology Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

7250 Redwood Boulevard
Suite 200
Novato, California 94945

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 30, 2015

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Hennessy Funds Trust, a Delaware statutory trust (“Hennessy Funds”), on behalf of each of the series of Hennessy Funds named above (each a “Fund” and, collectively, the “Funds”), to be voted at the Special Meeting of Shareholders of the Funds (the “Special Meeting”), to be held at the principal office of Hennessy Funds located at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The mailing of the Notice of Special Meeting, this proxy statement and the accompanying proxy card will take place on or about May 18, 2015.

Each of the executive officers of the Funds, Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, beneficially owns shares of Hennessy Advisors, Inc., the investment advisor to each Fund (“Hennessy Advisors”).  Accordingly, each has an interest in the approval of the new investment advisory agreement.

Proxies will be solicited by mail, by telephone, via the Internet and personally.  Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.  You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

FREQUENTLY ASKED QUESTIONS

Why have I received this proxy statement?

The Board has sent you this proxy statement to ask (1) for your vote as a shareholder of one or more of the Funds regarding the approval of a new investment advisory agreement for each Fund, (2) for your vote as a shareholder of one or more of the Hennessy Focus Fund, the Hennessy Large Value Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund regarding the approval of a new sub-advisory agreement(s) for those Funds, and (3) for your vote as a shareholder of the Investor Class shares of one or more of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund regarding the approval of a distribution plan for those Funds.

The shareholders of each Fund are being asked to approve a new investment advisory agreement for such Fund between such Fund and Hennessy Advisors and, if applicable, a new sub-advisory agreement(s) between Hennessy Advisors and such Fund’s current sub-advisor(s), that in each case would be deemed effective upon the closing of certain transactions that constitute an assignment.  The Funds are subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”).  Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.”  An assignment may be deemed to have occurred where the holdings of an owner in excess of 25% of the outstanding securities of one of the parties to the advisory agreement is reduced below 25% as a result of a securities offering, corporate share repurchase program or open market sales or gifts by the owner.

Hennessy Advisors recently filed a registration statement, including a prospectus related to the offering of shares of Hennessy Advisors’ common stock, no par value (the “Advisor Common Stock”), with the Securities and Exchange Commission (the “SEC”) in connection with its implementation of a dividend reinvestment and stock purchase plan (the “DRSPP”).  As part of the DRSPP, participant shareholders of Hennessy Advisors may reinvest dividends received in respect of their Advisor Common Stock and may also elect to make additional purchases of shares of the Advisor Common Stock (the “DRSPP Offering”).  In connection with the DRSPP Offering, Neil J. Hennessy, who owns 31.21% of the outstanding shares of Hennessy Advisors as of March 31, 2015, may, as a result, own less than 25% of the outstanding shares of Hennessy Advisors.  In addition, Hennessy Advisors may, in the future, elect to make public or private offerings of the Advisor Common Stock to new investors or effect a share repurchase program or Mr. Hennessy may effect open market sales or gifts that results in the share ownership of Mr. Hennessy being reduced below 25% of the outstanding shares of Hennessy Advisors (the “Additional Transactions” and together with the DRSPP Offering, the “Transactions” and each a “Transaction”).

In order to ensure that the existing advisory services provided to the Funds can continue uninterrupted, shareholders are being asked to approve a new investment advisory agreement for each Fund between such Fund and Hennessy Advisors and a new sub-advisory agreement(s) between Hennessy Advisors and the applicable Fund’s current sub-advisor(s) in connection with the DRSPP Offering.  As part of the same proposal, shareholders are also being asked to approve any future investment advisory agreement and sub-advisory agreements, as applicable, if, as a result of future Additional Transactions, the then-effective investment advisory agreement and sub-advisory agreements, as applicable, terminate.  Shareholder approval will be deemed to apply to the investment advisory agreement and sub-advisory agreements, as applicable, only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of Hennessy Advisors; (2) the Board approves the investment advisory agreement and sub-advisory agreements, as applicable; and (3) the investment advisory agreement and sub-advisory agreements, as applicable, would not be materially different from the investment advisory agreement and sub-advisory agreements that are described in this proxy statement.  The investment advisory agreement and sub-advisory agreements, as applicable, would be deemed effective upon the closing of a Transaction that constitutes an assignment.

The shareholders of the Investor Class shares of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund are being asked to approve a distribution plan for the Investor Class shares of such Funds.  Currently, the Investor Class shares of each of the Funds other than the prior referenced Funds have a distribution plan.  The Board is asking shareholders of the Investor Class shares of the prior referenced Funds to approve a distribution plan because it is anticipated that such Funds will benefit from a distribution plan through increased sales of shares, thereby spreading each such Fund’s fixed expenses over a greater base and providing Hennessy Advisors with an asset size that allows greater flexibility in management.

Proposal		Shareholders Solicited to Vote

1.	To approve a new investment advisory agreement for each Fund between Hennessy Funds Trust, on behalf of such Fund, and Hennessy Advisors, Inc.	All Funds

2A.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.	Hennessy Focus Fund

2B.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and RBC Global Asset Management (U.S.) Inc.	Hennessy Large Value Fund

2C.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.	Hennessy Equity and Income Fund

2D.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and Financial Counselors, Inc.	Hennessy Equity and Income Fund

2E.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and Financial Counselors, Inc.	Hennessy Core Bond Fund

2F.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.	Hennessy Japan Fund

2G.	To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.	Hennessy Japan Small Cap Fund

3.	To approve a distribution (Rule 12b-1) plan.
Investor Class shares of Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Mid Cap 30 Fund, Hennessy Cornerstone Large Growth Fund, Hennessy Cornerstone Value Fund, Hennessy Large Value Fund, Hennessy Japan Fund and Hennessy Japan Small Cap Fund

4.	To consider and act upon any other business that properly comes before the Special Meeting or any adjournment or postponement thereof.	All Funds

Who is entitled to vote?

If you owned shares of a Fund as of the close of business on the record date of May 7, 2015 (the “Record Date”), then you are entitled to vote.  You will be entitled to one vote for each share that you own on the Record Date.

How do I vote my shares?

For your convenience, you may vote your shares in the following four ways.

In Person:  You may vote your shares in person at the Special Meeting if you attend.

By Mail:  You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

By Telephone:  You may vote your shares by telephone.  To do so, please have your proxy card available and call the toll-free number on the proxy card.  Enter your control number from your proxy card and follow the simple instructions.

Via the Internet:  You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

How will proxies be solicited?

The Funds will solicit proxies by mail.  In addition, certain of the Funds’ officers and employees may solicit by telephone and personally.  These officers and employees will not be paid specifically for soliciting proxies.  Hennessy Advisors will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy materials, as well as reimbursing brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of each Fund.  Hennessy Advisors will retain, at its expense, Broadridge Financial Solutions to assist in the solicitation of proxies.

How many shares of each Fund are entitled to vote?

As of the Record Date, the number of shares of each Fund entitled to vote at the Special Meeting was as follows:

Fund	Number of Shares
Hennessy Cornerstone Growth Fund	[____]
Hennessy Focus Fund	[____]
Hennessy Cornerstone Mid Cap 30 Fund	[____]
Hennessy Cornerstone Large Growth Fund	[____]
Hennessy Cornerstone Value Fund	[____]

Fund	Number of Shares
Hennessy Large Value Fund	[____]
Hennessy Total Return Fund	[____]
Hennessy Equity and Income Fund	[____]
Hennessy Balanced Fund	[____]
Hennessy Core Bond Fund	[____]
Hennessy Gas Utility Fund	[____]
Hennessy Small Cap Financial Fund	[____]
Hennessy Large Cap Financial Fund	[____]
Hennessy Technology Fund	[____]
Hennessy Japan Fund	[____]
Hennessy Japan Small Cap Fund	[____]

As of the Record Date, the number of Investor Class shares of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund entitled to vote at the Special Meeting was as follows:

Fund	Number of Shares
Hennessy Cornerstone Growth Fund	[____]
Hennessy Cornerstone Mid Cap 30 Fund	[____]
Hennessy Cornerstone Large Growth Fund	[____]
Hennessy Cornerstone Value Fund	[____]
Hennessy Large Value Fund	[____]
Hennessy Japan Fund	[____]
Hennessy Japan Small Cap Fund	[____]

What happens if other matters come up at the Special Meeting?

The matters described in this proxy statement are the only matters that we know of that will be voted on at the Special Meeting.  If other matters are properly presented at the Special Meeting, the proxyholders named in the proxy card will vote your shares as they see fit.

What happens if the Special Meeting is adjourned?

The Special Meeting could be adjourned with respect to a Fund if, for example, a quorum does not exist or if a quorum exists but sufficient votes to approve the investment advisory agreement, a sub-advisory agreement(s) or the distribution plan are not received.  For purposes of any adjournment(s), proxies will be voted “FOR” adjournment(s) unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournment(s).

What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of each Fund constitutes a quorum at the Special Meeting with respect to each such Fund, permitting action to be taken.

What happens if I sign and return my proxy card but do not mark my vote?

Neil J. Hennessy, Teresa M. Nilsen and/or Daniel B. Steadman, as proxies, will vote your shares “FOR” the new investment advisory agreement, “FOR” each new sub-advisory agreement, as applicable and “FOR” the proposed distribution plan, as applicable.

May I revoke my proxy?

You may revoke your proxy at any time before it is exercised by giving the Fund’s Secretary written notice of your revocation, by submitting a subsequent proxy or by voting in person at the Special Meeting.  Your attendance at the Special Meeting does not automatically revoke your proxy.

Who will count the votes?

Broadridge Financial Solutions will count the votes and act as inspector of elections.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT

ADVISORY AGREEMENT FOR THE FUNDS

You are being asked to approve a new investment advisory agreement for each Fund (the “New Advisory Agreement”) between Hennessy Funds, on behalf of each Fund, and Hennessy Advisors, each Fund’s investment advisor.

Hennessy Advisors currently acts as the investment advisor to the Funds pursuant to four investment advisory agreements (each a “Current Advisory Agreement” and, collectively, the “Current Advisory Agreements”).  The Board most recently approved the Current Advisory Agreements on March 11, 2015.

Why are shareholders of the Funds being asked to approve the New Advisory Agreement?

The Funds are subject to Section 15 of the 1940 Act.  Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.”  An assignment may be deemed to have occurred where the holdings of an owner in excess of 25% of the outstanding securities of one of the parties to the advisory agreement is reduced below 25% as a result of a securities offering, corporate share repurchase program, or open market sales or gifts by the owner.

Hennessy Advisors recently filed a registration statement, including a prospectus related to the offering of shares of Advisor Common Stock, with the SEC in connection with its implementation of the DRSPP.  As part of the DRSPP, participant shareholders of Hennessy Advisors may reinvest dividends received in respect of their Advisor Common Stock and may also elect to make additional purchases of shares of the Advisor Common Stock.  In connection with the DRSPP Offering, Neil J. Hennessy, who owns 31.21% of the outstanding shares of Hennessy Advisors as of March 31, 2015, may, as a result, own less than 25% of the outstanding shares of Hennessy Advisors.  In addition, Hennessy Advisors may, in the future, elect to make public or private offerings of the Advisor Common Stock to new investors or effect a share repurchase program or Mr. Hennessy may effect open market sales or gifts that results in the share ownership of Mr. Hennessy being reduced below 25% of the outstanding shares of Hennessy Advisors.

In order to ensure that the existing advisory services provided to the Funds can continue uninterrupted, shareholders are being asked to approve a new investment advisory agreement for each Fund between such Fund and Hennessy Advisors, in connection with the DRSPP Offering.  As part of the same proposal, shareholders are also being asked to approve any future investment advisory agreement if, as a result of future Additional Transactions, the then-effective investment advisory agreement terminates.  Shareholder approval will be deemed to apply to the investment advisory agreement only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of Hennessy Advisors; (2) the Board approves the investment advisory agreement; and (3) the investment advisory agreement would not be materially different from the investment advisory agreement that is described in this proxy statement.  The investment advisory agreement would be deemed effective upon the closing of a Transaction that constitutes an assignment.

If there is a change from the facts described in this proxy statement that is material to shareholders of the Funds in the context of a vote on the investment advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve the investment advisory agreement that would otherwise be approved in the event of subsequent assignment as discussed above.  This judgment will be made by Hennessy Advisors under the oversight of the Board.  If the investment advisory agreement was to terminate without valid shareholder approval, the Board and the shareholders of each Fund may be asked to approve a new investment advisory agreement to permit Hennessy Advisors to continue to provide services to the Funds.

Hennessy Advisors has indicated that it anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of Advisor Common Stock that causes an assignment of the then-effective investment advisory agreement for a Fund.  Section 15(f) provides, in pertinent part, that affiliated persons of an advisor, including a sub-advisor, may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an advisor that results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment advisor; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction.  The Board currently satisfies the 75% requirement of Section 15(f) and Hennessy Advisors has indicated that it does not intend to impose an unfair burden on the Funds for so long as the requirements of Section 15(f) apply.

How does the Proposal affect shareholders of the Funds?

The Transactions and the New Advisory Agreement are not expected to have any effect on shareholders of the Funds.  In particular, the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreements, except for the dates of execution and termination.  No changes are proposed to the level of services Hennessy Advisors currently provides to the Funds or to the fees payable by each Fund for those services.  Hennessy Advisors has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management teams of the Funds as a result of any Transaction.  Further, there are no changes contemplated to the Funds’ investment goals or strategies.

What are the terms of the New Advisory Agreement?

As indicated above, the terms of the New Advisory Agreement approved by the Board and proposed for shareholder approval are substantially identical to those of the Current Advisory Agreements.  The description of the New Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the New Advisory Agreement attached as Exhibit A.  The New Advisory Agreement is substantially identical to the Current Advisory Agreements, except for the dates of execution and termination.

Hennessy Advisors will continue to serve as investment advisor to each Fund, retain ultimate responsibility for the management of the Funds and provide investment oversight and supervision.  These investment management services will be identical to the services provided under the Current Advisory Agreements and Hennessy Advisors’ compensation for these services, expressed as an annual rate of each applicable Fund’s net assets, will remain unchanged under the New Advisory Agreement.  The advisory fee rates payable by each Fund to Hennessy Advisors under the Current Advisory Agreements and the New Advisory Agreement are:

Fund	Investment Advisory Fee (as a percentage of fund net assets)
Hennessy Cornerstone Growth Fund	0.74%
Hennessy Focus Fund	0.90%
Hennessy Cornerstone Mid Cap 30 Fund	0.74%

Fund	Investment Advisory Fee (as a percentage of fund net assets)
Hennessy Cornerstone Large Growth Fund	0.74%
Hennessy Cornerstone Value Fund	0.74%
Hennessy Large Value Fund	0.85%
Hennessy Total Return Fund	0.60%
Hennessy Equity and Income Fund	0.80%
Hennessy Balanced Fund	0.60%
Hennessy Core Bond Fund	0.80%
Hennessy Gas Utility Fund	0.40%
Hennessy Small Cap Financial Fund	0.90%
Hennessy Large Cap Financial Fund	0.90%
Hennessy Technology Fund	0.90%
Hennessy Japan Fund	1.00%
Hennessy Japan Small Cap Fund	1.20%

The investment advisory fees paid by each Fund to Hennessy Advisors during each Fund’s most recent full fiscal year were:

Fund	Investment Advisory Fee (net of waivers and reimbursements)
Hennessy Cornerstone Growth Fund	$1,826,409
Hennessy Focus Fund	$13,038,408
Hennessy Cornerstone Mid Cap 30 Fund	$1,912,346
Hennessy Cornerstone Large Growth Fund	$850,623
Hennessy Cornerstone Value Fund	$1,122,438
Hennessy Large Value Fund	$1,260,201
Hennessy Total Return Fund	$515,887
Hennessy Equity and Income Fund	$2,722,846
Hennessy Balanced Fund	$72,744
Hennessy Core Bond Fund	—
Hennessy Gas Utility Fund	$6,761,138
Hennessy Small Cap Financial Fund	$2,523,773
Hennessy Large Cap Financial Fund	$911,632
Hennessy Technology Fund	—
Hennessy Japan Fund	$458,458
Hennessy Japan Small Cap Fund	$209,426

Under the New Advisory Agreement, Hennessy Advisors will determine for the Funds that are not sub-advised, subject to the general supervision of the Board and in accordance with each Fund’s investment objectives and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by Hennessy Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders.

Each Current Advisory Agreement had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Independent Trustees.  The New Advisory Agreement will run for an initial term of two years and may be renewed annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Independent Trustees.  Like the Current Advisory Agreements, the New Advisory Agreement is terminable at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of a Fund or by Hennessy Advisors.  The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.  The New Advisory Agreement also provides that Hennessy Advisors and the officers, directors and employees of Hennessy Advisors may engage in other businesses, devote time and attention to any other business, whether of a similar or dissimilar nature, and render services to others.

Like the Current Advisory Agreements, the New Advisory Agreement provides that Hennessy Advisors, at its own expense and without reimbursement from any Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing each Fund and maintaining its organization.  Like some of the Current Advisory Agreements, the New Advisory Agreement explicitly provides that the Funds may pay the salaries of personnel specifically employed or engaged by Hennessy Funds and approved by the Board (such as Hennessy Funds’ Chief Compliance Officer).  Also like the Current Advisory Agreements, the New Advisory Agreement provides that Hennessy Advisors will not be liable to a Fund or a Fund’s shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Description of Hennessy Advisors

Hennessy Advisors has been providing investment advisory services since 1990.  Hennessy Advisors currently acts as the investment advisor for each of the Funds and had approximately $6.13 billion in assets under management as of March 31, 2015.

Neil J. Hennessy has been the President, Chief Executive Officer and Chairman of the Board of Hennessy Advisors since its organization in 1989.  Mr. Hennessy currently has an employment agreement with Hennessy Advisors with an initial term that expires on February 21, 2019, although the agreement renews automatically for successive one-year terms unless either Mr. Hennessy or Hennessy Advisors provides the other with written notice of intent to terminate at least 60 days before the renewal date.  The business address of Hennessy Advisors and each principal executive officer and director of Hennessy Advisors is: 7250 Redwood Boulevard, Suite 200, Novato, California 94945.

Hennessy Advisors has delegated the day-to-day management of the portfolio composition of the Hennessy Focus Fund, the Hennessy Large Value Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund to sub-advisors, and has entered into a sub-advisory agreement with each sub-advisor.  Pursuant to the sub-advisory agreements, the sub-advisors make specific portfolio investments in accordance with the applicable Fund’s investment objective and the sub-advisor’s investment approach and strategies.

The principal occupation(s) of the executive officers and directors of Hennessy Advisors for the past five years is set forth below.

Name	Principal Occupation(s)

Neil J. Hennessy	President, Chief Executive Officer, and Director of Hennessy Advisors; Trustee, President, Chief Investment Officer and Portfolio Manager of Hennessy Funds
Teresa M. Nilsen	Executive Vice President, Chief Financial Officer, Secretary, and Director of Hennessy Advisors, and Executive Vice President and Treasurer of Hennessy Funds
Daniel B. Steadman	Executive Vice President and Director of Hennessy Advisors, and Executive Vice President and Secretary of Hennessy Funds
Henry Hansel	Director of Hennessy Advisors, and President of The Hansel Auto Group
Brian A. Hennessy	Director of Hennessy Advisors, and a self-employed dentist (retired)
Daniel G. Libarle	Director of Hennessy Advisors and Owner and President of Lace House Linen, Inc.
Rodger Offenbach	Director of Hennessy Advisors
Thomas L. Seavey	Director of Hennessy Advisors and manager of Continental Sports Group
Susan W. Pomilia	Director of Hennessy Advisors and managing partner of RPM Mortgage, Inc.

Neil J. Hennessy and Brian A. Hennessy are brothers.

The following chart provides information about the Trustees of the Board and executive officers of Hennessy Funds who are also officers, employees, directors, general partners, or shareholders of Hennessy Advisors:

Name	Position with the Funds	Position with Hennessy Advisors
Neil J. Hennessy	Trustee, President, Chief Investment Officer and Portfolio Manager of Hennessy Funds	President, Chief Executive Officer, and Director
Teresa M. Nilsen	Executive Vice President and Treasurer of Hennessy Funds	Executive Vice President, Chief Financial Officer, Secretary, and Director
Daniel B. Steadman	Executive Vice President and Secretary of Hennessy Funds	Executive Vice President and Director

Required Vote

The New Advisory Agreement must be approved by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund.  Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (1) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (2) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (1) above is applicable and has the same effect as a vote against the New Advisory Agreement if (2) above is applicable.  Abstentions and broker non-votes have the same effect as a vote against the New Advisory Agreement regardless of whether (1) or (2) above is applicable.  If a Fund’s shareholders do not approve the New Advisory Agreement, the applicable Current Advisory Agreement will remain in effect with respect to such Fund until there is a change of control, at which time the Board will consider such alternative actions, if any, as are in the best interests of each Fund.

The approval of the New Advisory Agreement is expressly conditioned upon an event of a change of control.  The Current Advisory Agreements will remain in effect unless and until a change of control occurs even if the New Advisory Agreement is approved by a Fund’s shareholders.

Recommendation

At a meeting of the Board of Hennessy Funds held on May 1, 2015, the Board, including all of the Independent Trustees, approved the New Advisory Agreement and the “New Sub-Advisory Agreements” (as defined and used in Proposal 2, below).  The Independent Trustees then met separately with counsel to discuss various matters related to the New Advisory Agreement and the New Sub-Advisory Agreements for the Funds.  After a period of time, counsel excused themselves and the Independent Trustees met alone for a further discussion.  Once all meeting participants were invited to return to the meeting, the Board considered and discussed numerous factors, including the following:

•           The Board considered the services identified below that are provided by Hennessy Advisors:

•           Hennessy Advisors acts as portfolio manager for the Funds that are not sub-advised and oversees the “Sub-Advisors” for the “Sub-Advised Funds” (each as defined and used in Proposal 2, below).  In this capacity as portfolio manager, Hennessy Advisors or a Sub-Advisor, as applicable, does the following:

•           manages the composition of the Funds’ portfolios, including the purchase, retention, and disposition of portfolio securities in accordance with the Funds’ investment objectives, policies, and restrictions;

•           ensures compliance with “best execution” for the Funds’ portfolios;

•           manages the use of soft dollars for the Funds;

•           manages proxy voting for the Funds; and

•           with respect to the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund, Hennessy Advisors holds a perpetual, royalty free, exclusive license to the formulas used for the Funds.

•           Hennessy Advisors performs daily reconciliations of portfolio positions and cash for all Funds.

•           Hennessy Advisors monitors compliance by all of the Funds with their investment objectives and restrictions.

•           Hennessy Advisors monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisors and other service providers, conducting on-site visits to the sub-advisors and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•           The Sub-Advisors ensure that their compliance programs include policies and procedures relevant to the Sub-Advised Funds and the Sub-Advisors’ duties as portfolio managers to the Sub-Advised Funds.

•           Hennessy Advisors oversees service providers that support the Funds in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•           Hennessy Advisors maintains in-house marketing and distribution departments on behalf of all of the Funds.

•           Hennessy Advisors is actively involved with preparing regulatory filings for all of the Funds.

•           With respect to each Fund that is not sub-advised, Hennessy Advisors prepares, and with respect to the Sub-Advised Funds, the Sub-Advisor prepares and Hennessy Advisors reviews, a written summary of the relevant Fund’s performance for the most recent six-month period for each semi-annual and annual report of the relevant Fund.

•           Hennessy Advisors oversees distribution of all of the Funds through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  Hennessy Advisors participates in “no transaction fee” (“NTF”) programs with these companies on behalf of each of the Funds, which allows customers to purchase the Funds through third party distribution channels without paying a transaction fee.  Hennessy Advisors compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Funds.

•           Hennessy Advisors pays the incentive compensation of the Funds’ compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•           Hennessy Advisors and each Sub-Advisor provides a quarterly compliance certification to the Board.

•           Hennessy Advisors prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•           The Board compared the performance of the Funds to benchmark indices over various periods of time and concluded that the positive performance of the Funds warranted the approval of the New Advisory Agreement and the New Sub-Advisory Agreements.

•           The Board reviewed the Funds’ expense ratios and comparable expense ratios for funds comparable to the Funds.  The Board used data from Morningstar showing funds similar in asset size and investment objective to each of the Funds and determined that the expense ratios of each of the Funds fall within the range of the ratios of other comparable funds and concluded that the expenses of each of the Funds were reasonable.

•           The Board considered the fees charged by Hennessy Advisors (and, for the Sub-Advised Funds, also by the Sub-Advisors) to those of funds similar in asset size and investment objective to each of the Funds and concluded the advisory fee (and, for the Sub-Advised Funds, also the sub-advisory fees) of each of the Funds was reasonable and warranted approval of the New Advisory Agreement and the New Sub-Advisory Agreements.  The Trustees noted that the investment advisory fees are not adjusted as each of the Funds grow because many of the expenses incurred to manage the Funds are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Funds increase.

•           The Board considered the profitability of Hennessy Advisors (and, for the Sub-Advised Funds, also of the Sub-Advisors) with respect to each of the Funds and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•           The Board considered the high level of professionalism and knowledge of Hennessy Advisors’ employees, along with an extremely low level of turnover of the employees of Hennessy Advisors, and concluded that this was beneficial to each of the Funds and their shareholders, as it ensures that the Funds are operated efficiently.

All of the factors above were considered separately by the Board, including the Independent Trustees meeting in an executive session.  The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the New Advisory Agreement and the New Sub-Advisory Agreements.  The Board asked several questions, which counsel answered.  Based on the factors discussed above, the Board, including all of the Independent Trustees, approved the New Advisory Agreement.  Accordingly, the Board recommends a vote “FOR” the approval of the New Advisory Agreement.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY

AGREEMENTS FOR CERTAIN FUNDS

You are being asked to approve new sub-advisory agreements (the “New Sub-Advisory Agreements”) for the Hennessy Focus Fund, the Hennessy Large Value Fund, the Hennessy Equity and Income Fund, the Hennessy Core Bond Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund (for purposes of this proposal, the “Sub-Advised Funds”) between Hennessy Advisors, each Sub-Advised Funds’ investment advisor and its respective sub-advisor(s) listed below (the “Sub-Advisors”):

Fund	Sub-Advisor

Hennessy Focus Fund	Broad Run Investment Management, LLC (“Broad Run”)
Hennessy Large Value Fund	RBC Global Asset Management (U.S.) Inc. (“RBC GAM (U.S.)”)
Hennessy Equity and Income Fund	The London Company of Virginia, LLC (“The London Company”) (Equity Sleeve) Financial Counselors, Inc. (“FCI”) (Fixed Income Sleeve)
Hennessy Core Bond Fund	Financial Counselors, Inc.
Hennessy Japan Fund	SPARX Asset Management Co., Ltd. (“SPARX Japan”)
Hennessy Japan Small Cap Fund	SPARX Asset Management Co., Ltd.

The Sub-Advisors currently act as the sub-advisors, as applicable, to the Sub-Advised Funds pursuant to six sub-advisory agreements (each a “Current Sub-Advisory Agreement” and, collectively, the “Current Sub-Advisory Agreements”).  The Board most recently approved the Current Sub-Advisory Agreements on March 11, 2015.

Why are shareholders of the Sub-Advised Funds being asked to approve the New Sub-Advisory Agreements?

The Sub-Advised Funds are subject to Section 15 of the 1940 Act.  Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.”  An assignment may be deemed to have occurred where the holdings of an owner in excess of 25% of the outstanding securities of one of the parties to the advisory agreement is reduced below 25% as a result of a securities offering, corporate share repurchase program, or open market sales or gifts by the owner.

Hennessy Advisors recently filed a registration statement, including a prospectus related to the offering of shares of Advisor Common Stock, with the SEC in connection with its implementation of the DRSPP.  As part of the DRSPP, participant shareholders of Hennessy Advisors may reinvest dividends received in respect of their Advisor Common Stock and may also elect to make additional purchases of shares of the Advisor Common Stock.  In connection with the DRSPP Offering, Neil J. Hennessy, who owns 31.21% of the outstanding shares of Hennessy Advisors as of March 31, 2015, may, as a result, own less than 25% of the outstanding shares of Hennessy Advisors.  In addition, Hennessy Advisors may, in the future, elect to make public or private offerings of the Advisor Common Stock to new investors or effect a share repurchase program or Mr. Hennessy may effect open market sales or gifts that results in the share ownership of Mr. Hennessy being reduced below 25% of the outstanding shares of Hennessy Advisors.

In order to ensure that the existing advisory services provided to the Sub-Advised Funds can continue uninterrupted, shareholders are being asked to approve new sub-advisory agreements, as applicable, for each Sub-Advised Fund between Hennessy Advisors and such Sub-Advised Fund’s current Sub-Advisor(s), in connection with the DRSPP Offering.  As part of the same proposal, shareholders are also being asked to approve any future sub-advisory agreements, as applicable, if, as a result of future

Additional Transactions, the then-effective sub-advisory agreements, as applicable, terminate.  Shareholder approval will be deemed to apply to the sub-advisory agreements, as applicable, only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of Hennessy Advisors; (2) the Board approves the sub-advisory agreements, as applicable; and (3) the sub-advisory agreements, as applicable, would not be materially different from the sub-advisory agreements that are described in this proxy statement.  The sub-advisory agreements, as applicable, would be deemed effective upon the closing of a Transaction that constitutes an assignment.

If there is a change from the facts described in this proxy statement that is material to shareholders of the Sub-Advised Funds in the context of a vote on the sub-advisory agreements, any shareholder approval received at the Special Meeting would no longer be valid to approve the sub-advisory agreements that would otherwise be approved in the event of subsequent assignment as discussed above.  This judgment will be made by Hennessy Advisors under the oversight of the Board.  If the sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of each Sub-Advised Fund may be asked to approve new sub-advisory agreements to permit the Sub-Advisors to continue to provide services to the Sub-Advised Funds.

Hennessy Advisors has indicated that it anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of Advisor Common Stock that causes an assignment of the then-effective sub-advisory agreements for the Sub-Advised Funds.  Section 15(f) provides, in pertinent part, that affiliated persons of an advisor, including a sub-advisor, may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an advisor that results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are Independent Trustees of the new or old investment advisor; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction.  The Board currently satisfies the 75% requirement of Section 15(f) and Hennessy Advisors has indicated that it does not intend to impose an unfair burden on the Sub-Advised Funds for so long as the requirements of Section 15(f) apply.

How does the Proposal affect shareholders of the Sub-Advised Funds?

The Transactions and the New Sub-Advisory Agreements are not expected to have any effect on shareholders of the Sub-Advised Funds.  In particular, the terms of the New Sub-Advisory Agreements are substantially identical to those of the Current Sub-Advisory Agreements, except for the dates of execution and termination.  No changes are proposed to the level of services Hennessy Advisors, or the applicable Sub-Advisor, currently provides to the Sub-Advised Funds or to the fees payable by Hennessy Advisors to the Sub-Advisors for those services.  Each Sub-Advisor has informed Hennessy Advisors and the Board that it does not anticipate any changes in the portfolio managers or the portfolio management teams of the Sub-Advised Funds as a result of any Transaction.  Further, there are no changes contemplated to the Sub-Advised Funds’ investment goals or strategies.

What are the terms of the New Sub-Advisory Agreements?

As indicated above, the terms of the New Sub-Advisory Agreements approved by the Board and proposed for shareholder approval are substantially identical to those of the Current Sub-Advisory Agreements.  The description of the New Sub-Advisory Agreements that follows is qualified in its entirety by reference to the copies of the forms of the New Sub-Advisory Agreements attached as Exhibits B, C and D.  The New Sub-Advisory Agreements are substantially identical to the Current Sub-Advisory Agreements, except for the dates of execution and termination.

New Sub-Advisory Agreement between Hennessy Advisors and Broad Run (Exhibit B)

Hennessy Focus Fund

Prior to the DRSPP Offering, Hennessy Advisors entered into a Current Sub-Advisory Agreement with Broad Run regarding the Hennessy Focus Fund (for purposes of this section, the “Current Agreement”).  As the terms of the Current Agreement are substantially identical to those of the form of the new sub-advisory agreement attached as Exhibit B (for purposes of this section, the “New Agreement”), it is proposed that the shareholders of the Hennessy Focus Fund approve a New Agreement between Hennessy Advisors and Broad Run.

Description of the New Agreement

The following description of the material terms of the New Agreement is only a summary and is qualified in its entirety by reference to the form of the New Agreement attached to this proxy statement as Exhibit B.  The terms of New Agreement are substantially similar to the terms of the Current Agreement with Broad Run.

Duration and Termination.  The Current Agreement had an initial term of one year and could be renewed annually thereafter by (i) the approval of a majority of the Independent Trustees and (ii) the majority of the Board or by vote of a majority of the outstanding shares of the Hennessy Focus Fund.  The New Agreement will run for an initial term of one year and may be renewed annually thereafter so long as it is approved by (i) the approval of a majority of the Independent Trustees and (ii) the majority of the Board or by vote of a majority of the outstanding shares of the Hennessy Focus Fund.  Like the Current Agreement, the New Agreement is terminable at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of the Hennessy Focus Fund or by Hennessy Advisors.  The New Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Sub-Advisory Services and Fees.  Like the Current Agreement, pursuant to the New Agreement, Broad Run makes specific portfolio investments in accordance with the Hennessy Focus Fund’s investment objective and Broad Run’s investment approach and strategies.  In consideration thereof, like the Current Agreements, pursuant to the New Agreement, Hennessy Advisors (not the Hennessy Focus Fund) pays Broad Run monthly at the annual rate of the average daily net assets of the Hennessy Focus Fund listed below:

Fund / Sub-Advisor	Sub-Advisory Fee
Hennessy Focus Fund / Broad Run	0.29%

The New Agreement, like the Current Agreement, also provides that Broad Run is free to render similar services to others and to engage in other activities, so long as the services rendered under the New Agreement are not impaired.

Liability of Sub-Advisor.  Like the Current Agreement, the New Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, Broad Run will not be liable to Hennessy Advisors for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Description of Broad Run

Broad Run is an investment advisor registered under the Advisers Act and is wholly-owned by David S. Rainey, Brian E. Macauley, and Ira M. Rothberg.  Broad Run has been registered with the SEC as an investment advisor since 2012.  Broad Run maintains offices at 1530 Wilson Blvd., Suite 1020, Arlington, VA 22209.

The principal occupation(s) of the executive officers and directors of Broad Run for the past five years is set forth below.

Name	Principal Occupation(s)

David S. Rainey	Owner of and Portfolio Manager at Broad Run from 2012 to current; Portfolio Manager at FBR Fund Advisers, Inc. from 2009 to 2012
Ira M. Rothberg	Owner of and Portfolio Manager at Broad Run from 2012 to current; Portfolio Manager at FBR Fund Advisers, Inc. from 2009 to 2012
Brian E. Macauley	Owner of and Portfolio Manager at Broad Run from 2012 to current; Portfolio Manager at FBR Fund Advisers, Inc. from 2009 to 2012

Portfolio Managers

As indicated above, there are no anticipated changes in the portfolio managers or the portfolio management teams of the Sub-Advised Funds as a result of any Transaction.  Like the Current Agreement, under the New Agreement, the portfolio managers for the Hennessy Focus Fund will be as follows:

Hennessy Focus Fund

David S. Rainey, CFA, has served as a Co-Portfolio Manager of the Fund since 2009.  Prior to October 26, 2012, Mr. Rainey was employed by FBR Fund Advisers, Inc.  Prior to joining FBR Fund Advisers, Inc. in 2009, Mr. Rainey served as a Senior Research Analyst at Akre Capital Management, the prior sub-advisor to the Fund, which he joined in 1998.

Ira M. Rothberg, CFA, has served as a Co-Portfolio Manager of the Fund since 2009.  Prior to October 26, 2012, Mr. Rothberg was employed by FBR Fund Advisers, Inc.  Prior to joining FBR Fund Advisers, Inc. in 2009, Mr. Rothberg served as a Research Analyst at Akre Capital Management, the prior sub-advisor to the Fund, which he joined in 2004.

Brian E. Macauley, CFA, has served as a Co-Portfolio Manager of the Fund since 2009.  Prior to October 26, 2012, Mr. Macauley was employed by FBR Fund Advisers, Inc.  Prior to joining FBR Fund Advisers, Inc. in 2009, Mr. Macauley served as a Research Analyst at Akre Capital Management, the prior sub-advisor to the Fund, which he joined in 2003.

New Sub-Advisory Agreement between Hennessy Advisors and RBC GAM (U.S.)
and New Sub-Advisory Agreement between Hennessy Advisors and SPARX Japan (Exhibit C)

Hennessy Large Value Fund
Hennessy Japan Fund
Hennessy Japan Small Cap Fund

Prior to the DRSPP Offering, Hennessy Advisors entered into a Current Sub-Advisory Agreement with RBC GAM (U.S.) regarding the Hennessy Large Value Fund and a separate Current Sub-Advisory Agreement with SPARX Japan regarding the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund (for purposes of this section, the “Current Agreements”). As the terms of the Current Agreements are substantially identical to those of the form of the new sub-advisory agreement attached as Exhibit C (for purposes of this section, the “New Agreement”), it is proposed that the shareholders of the Hennessy Large Value Fund approve a New Agreement between Hennessy Advisors and RBC GAM (U.S.) and that the shareholders of each of the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund approve a New Agreement between Hennessy Advisors and SPARX Japan.

Description of the New Agreement

The following description of the material terms of the New Agreement is only a summary and is qualified in its entirety by reference to the form of the New Agreement attached to this proxy statement as Exhibit C.  The terms of New Agreement are substantially similar to the terms of the Current Agreements with RBC GAM (U.S.) and SPARX Japan.

Duration and Termination.  The Current Agreements had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Independent Trustees.  The New Agreement will run for an initial term of two years and may be renewed annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Independent Trustees.  Like the Current Agreements, the New Agreement is terminable at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of the applicable Sub-Advised Fund or by Hennessy Advisors.  The New Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Sub-Advisory Services and Fees.  Like the Current Agreements, pursuant to the New Agreement, the Sub-Advisor makes specific portfolio investments in accordance with the applicable Sub-Advised Fund’s investment objective and the Sub-Advisor’s investment approach and strategies.  In consideration thereof, like the Current Agreements, pursuant to the New Agreement, Hennessy Advisors (not the Hennessy Large Value Fund, the Hennessy Japan Fund or the Hennessy Japan Small Cap Fund) pays the applicable Sub-Advisor monthly at the annual rate of the average daily net assets of the applicable Sub-Advised Fund listed below:

Fund / Sub-Advisor	Sub-Advisory Fee
Hennessy Large Value Fund /RBC GAM (U.S.)	0.35%
Hennessy Japan Fund / SPARX Japan	0.35%
Hennessy Japan Small Cap Fund / SPARX Japan	0.20%

The New Agreement, like the Current Agreements, also provides that the Sub-Advisor and its officers, directors and employees are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

Liability of Sub-Advisors.  Like the Current Agreements, the New Agreement provides that the Sub-Advisor will not be liable to Hennessy Advisors for, and Hennessy Advisors will not take any action against the Sub-Advisor or hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the applicable Sub-Advised Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor’s duties under the New Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under the New Agreement, or by reason of its reckless disregard of its obligations and duties under the New Agreement.

Description of RBC GAM (U.S.)

RBC GAM (U.S.) is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is a wholly-owned subsidiary of RBC USA Holdco Corporation, with principal offices located at Three World Financial Center, New York, NY 10281, which is an indirect wholly-owned subsidiary of

Royal Bank of Canada with principal offices located at 200 Bay Street, Royal Bank Plaza, Toronto, Ontario, Canada M5J 2J5.  RBC GAM (U.S.) has been registered with the SEC as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986.  RBC GAM (U.S.) maintains offices at 50 South Sixth St., Suite 2350, Minneapolis, MN 55402.

The principal occupation(s) of the executive officers and directors of RBC GAM (U.S.) for the past five years is set forth below.

Name	Principal Occupation(s)

[ ]	[ ].

Description of SPARX Japan

SPARX is an investment advisor registered under the Advisers Act that was founded in 1989 and is headquartered in Tokyo.  SPARX is also registered with the Japanese authority to conduct the investment management business, the investment advisory and agency business, and the second financial instruments business.  In addition, SPARX performs various investment and research functions and performs investment advisory activities and fund administration for its Japanese and international clients in the area of Japanese equity investment.  In 2006, the company renamed itself to SPARX Group Co., Ltd. (“SPARX Group”) and all asset management activities were transferred to a new company known as SPARX Asset Management Co., Ltd.  SPARX is a wholly-owned subsidiary of SPARX Group.  SPARX Group is a publicly-listed company traded on the JASDAQ securities exchange, which is controlled by majority shareholder and Chairman, Mr. Shuhei Abe.  SPARX maintains offices at Tennoz First Tower 16F, 2-2-4 Higashi Shinagawa, Shinagawa-ku, Tokyo 140-0002, Japan.

The principal occupation(s) of the executive officers and directors of SPARX Japan for the past five years is set forth below.

Name	Principal Occupation(s)

[ ]	[ ].

Portfolio Managers

As indicated above, there are no anticipated changes in the portfolio managers or the portfolio management teams of the Sub-Advised Funds as a result of any Transaction.  Like the Current Agreements, under the New Agreement, the portfolio managers for the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund will be as follows:

Hennessy Large Value Fund

Stuart A. Lippe has served as the Lead Portfolio Manager of the Hennessy Large Value Fund since 2011 and served as a Senior Portfolio Manager of the Fund from 2007 to 2011.  Prior to joining RBC GAM (U.S.) in 2007, he served as a Senior Large Cap Value Portfolio Manager at Freedom Capital Management, which he joined in 2001.  He began his career in the investment advisory business in 1978.  Mr. Lippe currently has responsibilities for the Health Care, Energy, Materials, Consumer Staples and Utilities sectors.

Barbara S. Browning, CFA, has served as a Senior Portfolio Manager of the Hennessy Large Value Fund since 2007.  Prior to joining RBC GAM (U.S.) in 2007, she served as Portfolio Manager and Research Analyst on Freedom Capital Management’s Value team.  She began her career in the investment advisory business in 1991.  Ms. Browning currently has responsibilities for the Consumer Discretionary, Technology and Telecommunications sectors.

Adam D. Scheiner, CFA, has served as a Senior Portfolio Manager of the Hennessy Large Value Fund since 2007.  Prior to joining RBC GAM (U.S.) in 2007, he served as a Portfolio Manager and Research Analyst on Credit Suisse Asset Management’s large cap value team.  He began his career in the investment advisory business in 1989.  Mr. Scheiner currently has responsibilities for the Industrials and Financials sectors.

Hennessy Japan Fund

Masakazu Takeda, CMA, has served as a Portfolio Manager of the Hennessy Japan Fund since November 2006 and has primary responsibility for the day-to-day management of the portfolio composition of the Fund.  He has been an analyst and fund manager with SPARX Japan since 1999.  Prior to joining SPARX Japan, Mr. Takeda was employed by the Long Term Credit Bank of Japan (currently Shinsei Bank) and LTCB Warburg (now UBS Securities).

Yu Shimizu, CMA, has served as a Portfolio Manager of the Hennessy Japan Fund since January 2012 and has been employed by SPARX Japan since 2005.  Prior to joining SPARX Japan, Mr. Shimizu worked as an analyst at UFJ Partners Asset Management Co., Ltd. (currently Mitsubishi UFJ Asset Management Co., Ltd.) and as an analyst at Yasuda Capital Management Co., Ltd. (currently Yasuda Asset Management Co., Ltd.).

Hennessy Japan Small Cap Fund

Tadahiro Fujimura, CFA and CMA, has served as a Portfolio Manager of the Hennessy Japan Small Cap Fund since its inception and has primary responsibility for the day-to-day management of the portfolio composition of the Fund.  He acts as head of the Investment & Research Division at SPARX Japan and is responsible for overseeing Japanese Mid and Small Cap Strategies.  Prior to joining SPARX Japan, Mr. Fujimura served as the Chief Portfolio Manager of the small cap investment team at Nikko Investment Trust & Management (currently Nikko Asset Management).

Hidehiro Moriya has served as a Portfolio Manager of the Hennessy Japan Small Cap Fund since June 2012.  He joined SPARX Japan in May 2006 as a research analyst.  Prior to joining SPARX Japan, he worked in the investment banking division of Morgan Stanley Japan Limited, where he handled large equity offerings and mergers and acquisitions.

New Sub-Advisory Agreement between Hennessy Advisors and The London Company and New Sub-Advisory Agreement between Hennessy Advisors and FCI (Exhibit D)

Hennessy Equity and Income Fund
Hennessy Core Bond Fund

Prior to the DRSPP Offering, Hennessy Advisors entered into a Current Sub-Advisory Agreement with The London Company regarding the equity sleeve of the Hennessy Equity and Income Fund, a separate Current Sub-Advisory Agreement with FCI regarding the fixed income sleeve of the Hennessy Equity and Income Fund and a separate Current Sub-Advisory Agreement with FCI regarding the Hennessy Core Bond Fund (for purposes of this section, the “Current Agreements”).  As the terms of the Current Agreements are substantially identical to those of the form of the new sub-advisory agreement attached as Exhibit D (for purposes of this section, the “New Agreement”), it is proposed that the shareholders of the Hennessy Equity and Income Fund approve a New Agreement between Hennessy Advisors and The London

Company for the equity sleeve of the Fund and a New Agreement between Hennessy Advisors and FCI for the fixed income sleeve of the Fund and that the shareholders of the Hennessy Core Bond Fund approve a New Agreement between Hennessy Advisors and FCI.

Description of the New Agreement

The following description of the material terms of the New Agreement is only a summary and is qualified in its entirety by reference to the form of the New Agreement attached to this proxy statement as Exhibit D.  The terms of New Agreement are substantially similar to the terms of the Current Agreements with The London Company and FCI.

Duration and Termination.  The Current Agreements had an initial term of one year and could be renewed annually thereafter by (i) the approval of a majority of the Independent Trustees and (ii) the majority of the Board or by vote of a majority of the outstanding shares of the applicable Sub-Advised Fund.  The New Agreement will run for an initial term of one year and may be renewed annually thereafter so long as it is approved by (i) the approval of a majority of the Independent Trustees and (ii) the majority of the Board or by vote of a majority of the outstanding shares of the applicable Sub-Advised Fund.  Like the Current Agreements, the New Agreement is terminable at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of the applicable Sub-Advised Fund or by Hennessy Advisors.  The New Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Sub-Advisory Services and Fees.  Like the Current Agreements, pursuant to the New Agreement, the Sub-Advisor makes specific portfolio investments in accordance with the applicable Sub-Advised Fund’s investment objective and the Sub-Advisor’s investment approach and strategies.  In consideration thereof, like the Current Agreements, pursuant to the New Agreement, Hennessy Advisors (neither the Hennessy Equity and Income Fund nor the Hennessy Core Bond Fund) pays the applicable Sub-Advisor monthly at the annual rate of the average daily net assets of the applicable Sub-Advised Fund listed below:

Fund / Sub-Advisor	Sub-Advisory Fee
Hennessy Equity and Income Fund (Equity Sleeve) / The London Company	0.33%
Hennessy Equity and Income Fund (Fixed Income Sleeve) / FCI	0.27%
Hennessy Core Bond Fund / FCI	0.27%*
*
For the fiscal year ended October 31, 2014 (and continuing for the fiscal year ending October 31, 2015), FCI voluntarily agreed to reduce its sub-advisory fee with respect to the Hennessy Core Bond Fund to 0.15% of such Fund’s average daily net assets.

The New Agreement, like the Current Agreements, also provides that the Sub-Advisor is free to render similar services to others and to engage in other activities, so long as the services rendered under the New Agreement are not impaired.

Liability of Sub-Advisors.  Like the Current Agreements, the New Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations, the Sub-Advisor will not be liable to Hennessy Advisors for any act or omission in the course of, or connected with, rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Description of The London Company

The London Company is an investment advisor registered under the Advisers Act and was founded by Stephen M. Goddard, CFA, in 1994.  The London Company is currently majority employee-owned.  The London Company maintains offices at 1800 Bayberry Court, Suite 301, Richmond, VA 23226.

The principal occupation(s) of the executive officers and directors of The London Company for the past five years is set forth below.

Name	Principal Occupation(s)

[ ]	[ ].

Description of FCI

FCI is an investment advisor registered under the Advisers Act and was founded in 1966. FCI’s ultimate parent company is MTC Holding Corporation, with principal offices located at [_____], which is a holding company and majority owned by Bradley A. Bergman, a Director of FCI and the President and Director of MTC Holding Corporation.  FCI maintains offices at 442 West 97th Street, Kansas City, MO 6411.

The principal occupation(s) of the executive officers and directors of FCI for the past five years is set forth below.

Name	Principal Occupation(s)

[ ]	[ ].

Portfolio Managers

As indicated above, there are no anticipated changes in the portfolio managers or the portfolio management teams of the Sub-Advised Funds as a result of any Transaction.  Like the Current Agreements, under the New Agreement, the portfolio managers for the Hennessy Equity and Income Fund and the Hennessy Core Bond Fund will be as follows:

Hennessy Equity and Income Fund (Equity Sleeve)

Stephen M. Goddard has served as the lead Portfolio Manager of the equity sleeve of the Hennessy Equity and Income Fund since 2007.  He is Managing Director and Founder of The London Company and heads The London Company’s investment committee.

J. Brian Campbell, CFA, has served as a Portfolio Manager of the equity sleeve of the Hennessy Equity and Income Fund since 2010.  He is a member of The London Company’s investment committee.  Before joining The London Company, Mr. Campbell was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management.

Mark E. DeVaul, CFA, CPA, has served as a Portfolio Manager of the equity sleeve of the Hennessy Equity and Income Fund since 2011.  He is a member of The London Company’s investment committee.  Before joining The London Company, Mr. DeVaul was with Nuveen Investments.

Jonathan T. Moody, CFA, has served as a Portfolio Manager of the equity sleeve of the Hennessy Equity and Income Fund since 2007.  He is a member of The London Company’s investment committee.  Prior to joining The London Company, he founded Primary Research Group.

Hennessy Equity and Income Fund (Fixed Income Sleeve) and Hennessy Core Bond Fund

Gary B. Cloud, CFA, has served as a Portfolio Manager of the fixed income sleeve of the Hennessy Equity and Income Fund and of the Hennessy Core Bond Fund since 2007 and has been with FCI since 2003.  He is a Senior Vice President and Portfolio Manager of FCI and serves as a member of FCI’s Fixed Income Investment Committee.

Peter G. Greig, CFA, has served as a Portfolio Manager of the fixed income sleeve of the Hennessy Equity and Income Fund and of the Hennessy Core Bond Fund since 2007 and has been with FCI since 1989, originally as a Trader and Fixed Income Analyst.  He is a Senior Vice President and Portfolio Manager of FCI and chairs FCI’s Fixed Income Investment Committee.

Required Vote

The New Sub-Advisory Agreements must be approved by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each Sub-Advised Fund.  Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Sub-Advised Fund means the vote of the holders of the lesser of (1) 67% or more of the Sub-Advised Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Sub-Advised Fund’s shares are so present or represented; or (2) more than 50% of the Sub-Advised Fund’s outstanding shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Sub-Advised Fund’s outstanding shares are present, has no effect if (1) above is applicable and has the same effect as a vote against the New Sub-Advisory Agreements if (2) above is applicable.  Abstentions and broker non-votes have the same effect as a vote against the New Sub-Advisory Agreements regardless of whether (1) or (2) above is applicable.  If a Sub-Advised Fund’s shareholders do not approve the applicable New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect with respect to such Sub-Advised Fund until there is a change of control, at which time the Board will consider such alternative actions, if any, as are in the best interests of each Sub-Advised Fund.

The approval of the New Sub-Advisory Agreements is expressly conditioned upon an event of a change of control.  The Current Sub-Advisory Agreements will remain in effect unless and until a change of control occurs even if the New Sub-Advisory Agreement(s) is approved by a Fund’s shareholders.

Recommendation

At a meeting of the Board of Hennessy Funds held on May 1, 2015, the Board, including all of the Independent Trustees, approved the New Advisory Agreement and the New Sub-Advisory Agreements.  The Independent Trustees then met separately with counsel to discuss various matters related to the New Advisory Agreement and the New Sub-Advisory Agreements for the Funds.  After a period of time, counsel excused themselves and the Independent Trustees met alone for a further discussion.  Once all meeting participants were invited to return to the meeting, the Board considered and discussed numerous factors, including the following:

•           The Board considered the services identified below that are provided by Hennessy Advisors:

•           Hennessy Advisors acts as portfolio manager for the Funds that are not sub-advised and oversees the Sub-Advisors for the Sub-Advised Funds.  In this capacity as portfolio manager, Hennessy Advisors or a Sub-Advisor, as applicable, does the following:

•           manages the composition of the Funds’ portfolios, including the purchase, retention, and disposition of portfolio securities in accordance with the Funds’ investment objectives, policies, and restrictions;

•           ensures compliance with “best execution” for the Funds’ portfolios;

•           manages the use of soft dollars for the Funds;

•           manages proxy voting for the Funds; and

•           with respect to the Hennessy Cornerstone Growth Fund and Hennessy Cornerstone Value Fund, Hennessy Advisors holds a perpetual, royalty free, exclusive license to the formulas used for the Funds.

•           Hennessy Advisors performs daily reconciliations of portfolio positions and cash for all Funds.

•           Hennessy Advisors monitors compliance by all of the Funds with their investment objectives and restrictions.

•           Hennessy Advisors monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisors and other service providers, conducting on-site visits to the sub-advisors and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•           The Sub-Advisors ensure that their compliance programs include policies and procedures relevant to the Sub-Advised Funds and the Sub-Advisors’ duties as portfolio managers to the Sub-Advised Funds.

•           Hennessy Advisors oversees service providers that support the Funds in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•           Hennessy Advisors maintains in-house marketing and distribution departments on behalf of all of the Funds.

•           Hennessy Advisors is actively involved with preparing regulatory filings for all of the Funds.

•           With respect to each Fund that is not sub-advised, Hennessy Advisors prepares, and with respect to the Sub-Advised Funds, the Sub-Advisor prepares and Hennessy Advisors reviews, a written summary of the relevant Fund’s performance for the most recent six-month period for each semi-annual and annual report of the relevant Fund.

•           Hennessy Advisors oversees distribution of the Funds through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  Hennessy Advisors participates in “no transaction fee” (“NTF”) programs with these companies on behalf of each of the Funds, which allows customers to purchase the Funds through third party distribution channels without paying a transaction fee.  Hennessy Advisors compensates a number of these third-party providers of NTF programs out of its own revenues and not those of the Funds.

•           Hennessy Advisors pays the incentive compensation of the Funds’ compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•           Hennessy Advisors and each Sub-Advisor provides a quarterly compliance certification to the Board.

•           Hennessy Advisors prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•           The Board compared the performance of the Funds to benchmark indices over various periods of time and concluded that the positive performance of the Funds warranted the approval of the New Advisory Agreement and the New Sub-Advisory Agreements.

•           The Board reviewed the Funds’ expense ratios and comparable expense ratios for funds comparable to the Funds.  The Board used data from Morningstar showing funds similar in asset size and investment objective to each of the Funds and determined that the expense ratios of each of the Funds fall within the range of the ratios of other comparable funds and concluded that the expenses of each of the Funds were reasonable.

•           The Board considered the fees charged by Hennessy Advisors (and, for the Sub-Advised Funds, also by the Sub-Advisors) to those of funds similar in asset size and investment objective to each of the Funds and concluded the advisory fee (and, for the Sub-Advised Funds, also the sub-advisory fees) of each of the Funds was reasonable and warranted approval of the New Advisory Agreement and the New Sub-Advisory Agreements.  The Trustees noted that the investment advisory fees are not adjusted as each of the Funds grow because many of the expenses incurred to manage the Funds are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Funds increase.

•           The Board considered the profitability of Hennessy Advisors (and, for the Sub-Advised Funds, also of the Sub-Advisors) with respect to each of the Funds and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•           The Board considered the high level of professionalism and knowledge of Hennessy Advisors’ employees, along with an extremely low level of turnover of the employees of Hennessy Advisors, and concluded that this was beneficial to each of the Funds and their shareholders, as it ensures that the Funds are operated efficiently.

All of the factors above were considered separately by the Board, including the Independent Trustees meeting in an executive session.  The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the New Advisory Agreement and the New Sub-Advisory Agreements.  The Board asked several questions, which counsel answered.  Based on the factors discussed above, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreements.  Accordingly, the Board recommends a vote “FOR” the following:

Proposal
Proposal 2A.	Hennessy Focus Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC
Proposal 2B.	Hennessy Large Value Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and RBC Global Asset Management (U.S.) Inc.
Proposal 2C.	Hennessy Equity and Income Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and The London Company of Virginia, LLC
Proposal 2D.	Hennessy Equity and Income Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and Financial Counselors, Inc.
Proposal 2E.	Hennessy Core Bond Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and Financial Counselors, Inc.

Proposal 2F.	Hennessy Japan Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.
Proposal 2G.	Hennessy Japan Small Cap Fund Only: To approve a New Sub-Advisory Agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.

PROPOSAL 3: APPROVAL OF A DISTRIBUTION (RULE 12B-1)

PLAN FOR CERTAIN FUNDS

Shareholders of the Investor Class shares of the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy Cornerstone Large Growth Fund, the Hennessy Cornerstone Value Fund, the Hennessy Large Value Fund, the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund (for purposes of this proposal, the “12b-1 Funds”) are being asked to approve a proposed distribution (Rule 12b-1) plan for each of the 12b-1 Funds (collectively, the “Proposed Distribution Plan”) adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder.  Rule 12b-1 regulates the circumstances under which an investment company may, directly or indirectly, bear the expenses of distributing its shares.  The Board, including a majority of the Independent Trustees, unanimously approved the Proposed Distribution Plan on May 1, 2015, subject to the approval of the shareholders of the Investor Class of shares of the 12b-1 Funds.  The purpose of the Proposed Distribution Plan is to permit the 12b-1 Funds to finance the distribution of their shares.

A copy of the form of the Proposed Distribution Plan is attached to this proxy statement as Exhibit E.  The description of the Proposed Distribution Plan is qualified in its entirety by Exhibit E.

Description of the Proposed Distribution Plan

The Proposed Distribution Plan is similar to the distribution plans adopted by the Board with respect to the Funds of Hennessy Funds that are not the 12b-1 Funds.  The Proposed Distribution Plan will allow each 12b-1 Fund to use up to 0.25% of the average daily net assets of its Investor Class shares to pay sales, distribution and other fees for the sale and distribution of its shares and for services provided to investors.  Currently, it is anticipated that if the Proposed Distribution Plan is approved, the 12b-1 Funds will use only 0.15% of the average daily net assets of its Investor Class shares to pay the sales, distribution and other fees although, if approved, the Proposed Distribution Plan would allow the use of up to 0.25% of the 12b-1 Funds’ average daily net assets.  Amounts paid under the Proposed Distribution Plan by the 12b-1 Funds may be spent by any 12b-1 Fund on any activities or expenses primarily intended to result in sale of shares of the 12b-1 Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Amounts may also be spent on the cost of implementing and operating the Proposed Distribution Plan and the payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead costs.  A 12b-1 Fund may reimburse Quasar Distributors, LLC (the “Distributor”), for expenses it pays on behalf of such 12b-1 Fund that are eligible to be paid under the Proposed Distribution Plan.  To the extent any activity is one that a 12b-1 Fund may finance without a plan pursuant to Rule 12b-1, the 12b-1 Fund may also make payments to finance such activity outside of the Proposed Distribution Plan and not subject to its limitations.

The Proposed Distribution Plan for each 12b-1 Fund may be terminated by such 12b-1 Fund at any time by a vote of the Independent Trustees and who have no direct or indirect financial interest in the Proposed Distribution Plan or any agreement related thereto or by a vote of a majority of the outstanding shares of such 12b-1 Fund.  Any change in the Proposed Distribution Plan for a particular 12b-1 Fund that would materially increase the distribution expenses of such 12b-1 Fund provided for in the Proposed Distribution Plan requires approval of the Board, including the Independent Trustees, and a majority of the applicable 12b-1 Fund’s shareholders.

While the Proposed Distribution Plan is in effect, the selection and nomination of Independent Trustees will be committed to the discretion of the Independent Trustees.  The Board must review the amount and purposes of expenditures pursuant to the Proposed Distribution Plan quarterly as reported to it by the Distributor, if any, or officers of Hennessy Funds.  The Proposed Distribution Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board, including the Independent Trustees.

It is anticipated that the 12b-1 Funds will benefit from the Proposed Distribution Plan through increased sales of shares, thereby spreading each 12b-1 Fund’s fixed expenses over a greater base and providing the Advisor with an asset size that allows greater flexibility in management.  Because distribution fees will be paid out of each 12b-1 Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fee Tables

The following tables are intended to demonstrate the expected effect of implementation of the Proposed Distribution Plan on the fees and expenses for shares of the 12b-1 Funds (as a percentage of average net assets).  The tables indicate (i) the current fees and expenses of the 12b-1 Funds’ shares, and (ii) the projected fees and expenses of the 12b-1 Funds’ shares upon implementation of the Proposed Distribution Plan.

Hennessy Cornerstone Growth Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.41%	0.41%
Total Annual Fund Operating Expenses	1.15%	1.30%

Hennessy Cornerstone Mid Cap 30 Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.43%	0.43%
Total Annual Fund Operating Expenses	1.17%	1.32%

Hennessy Cornerstone Large Growth Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.34%	0.34%
Total Annual Fund Operating Expenses	1.08%	1.23%

Hennessy Cornerstone Value Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.09%	1.24%

Hennessy Large Value Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.36%	0.36%
Total Annual Fund Operating Expenses	1.21%	1.36%

Hennessy Japan Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.64%	0.64%
Total Annual Fund Operating Expenses	1.64%	1.79%

Hennessy Japan Small Cap Fund

SHAREHOLDER FEES (fees paid directly from your investment):	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	None	0.15%
Other Expenses(1)	0.98%	0.98%
Total Annual Fund Operating Expenses	2.18%	2.33%

(1) “Other Expenses” include shareholder servicing fees and all remaining other expenses.

Examples

The following expense examples show the expenses that you could pay over time.  It is intended to help you compare the cost of investing in the shares of the 12b-1 Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the 12b-1 Funds for the time periods indicated and then redeem all of your shares at the end of those periods.  The examples also assume that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the 12b-1 Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

Hennessy Cornerstone Growth Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$117	$132
Three Years	$365	$412
Five Years	$633	$713
Ten Years	$1,398	$1,568

Hennessy Cornerstone Mid Cap 30 Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$119	$134
Three Years	$372	$418
Five Years	$644	$723
Ten Years	$1,420	$1,590

Hennessy Cornerstone Large Growth Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$110	$125
Three Years	$343	$390
Five Years	$595	$676
Ten Years	$1,317	$1,489

Hennessy Cornerstone Value Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$111	$126
Three Years	$347	$393
Five Years	$601	$681
Ten Years	$1,329	$1,500

Hennessy Large Value Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$123	$138
Three Years	$384	$431
Five Years	$665	$745
Ten Years	$1,466	$1,635

Hennessy Japan Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$167	$182
Three Years	$517	$563
Five Years	$892	$970
Ten Years	$1,944	$2,105

Hennessy Japan Small Cap Fund
	CURRENT FEES AND EXPENSES	PROJECTED FEES AND EXPENSES
One Year	$221	$236
Three Years	$682	$727
Five Years	$1,169	$1,245
Ten Years	$2,513	$2,666

The purpose of the above fee tables and examples is to assist shareholders of the 12b-1 Funds in understanding the various costs and expenses of investing in shares of the 12b-1 Funds.  The above examples should not be considered a representation of past or future expenses for shares of the 12b-1 Funds.  Actual expenses may vary from year to year and may be higher or lower than those shown.

Required Vote

The Proposed Distribution Plan must be approved by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each 12b-1 Fund.  Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (1) 67% or more of the Fund’s shares present at the Special Meeting or represented by proxy if the holders of 50% or more of the Fund’s shares are so present or represented; or (2) more than 50% of the Fund’s outstanding shares.  Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the Fund’s outstanding shares are present, has no effect if (1) above is applicable and has the same effect as a vote against the Proposed Distribution Plan if (2) above is applicable.  Abstentions and broker non-votes have the same effect as a vote against the Proposed Distribution Plan regardless of whether (1) or (2) above is applicable.

Recommendation

In connection with their deliberations, the Trustees were furnished with copies of the Proposed Distribution Plan and related materials, including information from Hennessy Advisors that outlined the reasons for adopting the Proposed Distribution Plan.  Counsel provided the Trustees with a summary of the provisions of the Proposed Distribution Plan as well as information concerning the legal and regulatory considerations relevant to the adoption of the Proposed Distribution Plan.

In approving the Proposed Distribution Plan, the Trustees unanimously determined in the exercise of their reasonable business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the material requested and evaluated by them, the Proposed Distribution Plan is reasonably likely to benefit the 12b-1 Funds.  The Board considered various factors, including: (1) the nature of the circumstances that purportedly make implementation of the Proposed Distribution Plan necessary or desirable; (2) the way in which the Proposed Distribution Plan addresses these circumstances and how the Proposed Distribution Plan is expected to resolve or alleviate such circumstances, including the nature and approximate amount of the expenditures under the Proposed Distribution Plan and the relationship of such expenditures to the overall cost structure of the 12b-1 Funds and the nature of the anticipated benefits to the 12b-1 Funds and the time it will take for those benefits to be achieved; (3) the effect of the Proposed Distribution Plan on existing shareholders; and (4) the investment and sales history of the 12b-1 Funds.  The Board questioned Hennessy Advisors as to why it believed adoption of the Proposed Distribution Plan could be expected to maintain or stimulate sales of shares of the 12b-1 Funds, thereby assisting the 12b-1 Funds by maintaining or increasing the current asset base or curtailing a decrease in assets as a result of redemptions.  The Board also recognized that the Board and, in particular, the Independent Trustees, would review on a quarterly basis the nature, manner and amount of expenditures under the Proposed Distribution Plan, and would be able to terminate the Plan, and thereby end all obligations of the 12b-1 Funds to make payments thereunder, at any time.

The Board recognized that Hennessy Advisors would benefit from increased management fees as a result of growth in the 12b-1 Funds’ assets.  The Board concluded that such benefits would not be disproportionate to the above-described anticipated benefits to each Fund and its shareholders because Hennessy Advisors would have increased portfolio management responsibilities as a result of the growth of the assets of the Funds.  The Board also recognized that Hennessy Advisors had heretofore utilized its own resources to finance distribution of shares of the 12b-1 Funds and would continue to do so if the Proposed Distribution Plan is approved by the shareholders of the Funds.  The Board determined that payments by any 12b-1 Fund of investment advisory fees to Hennessy Advisors did not constitute indirect financing of distribution of the 12b-1 Funds because the advisory fees paid by the Funds were not out of line with the investment advisory fees paid by comparable funds.

In addition to considering the potential benefits of the Proposed Distribution Plan to the 12b-1 Funds and their shareholders, the Board also considered the impact of the Proposed Distribution Plan on the expenses of each of the 12b-1 Funds.

Based upon its review, the Board concluded that the Proposed Distribution Plan is reasonable, fair and in the best interests of each 12b-1 Fund and each 12b-1 Fund’s shareholders, and that the fees to be paid under the Proposed Distribution Plan are fair and reasonable.  Accordingly, the Board recommends a vote “FOR” the approval of the Proposed Distribution Plan with respect to the 12b-1 Funds.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

As of January 31, 2015, the officers of the Hennessy Funds and Trustees of the Board, as a group (12 persons), owned an aggregate of less than 1% of the outstanding Investor Class shares of each Fund, except for the Hennessy Technology Fund (2.2%), and less than 1% of the outstanding Institutional Class shares of each Fund, except for the Hennessy Cornerstone Value Fund (1.1%), the Hennessy Cornerstone Large Growth Fund (1.0%), the Hennessy Large Value Fund (16.9%), the Hennessy Core Bond Fund (2.3%) and the Hennessy Technology Fund (7.1%).

As of April 15, 2015, the following shareholders beneficially owned more than 5% of the then outstanding shares of each Fund:

Cornerstone Growth Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	4,428,144	34.92%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	2,281,532	17.99%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	733,555	5.78%

*           Owned of record.

Cornerstone Growth Fund – Institutional Class	Shares	Percentage

National Financial Services LLC * For the Benefit of our Customers Jersey City, NJ 07310-2010	946,296	43.34%

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	212,696	9.92%

Pershing LLC * For Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07399-0002	158,126	7.24%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	136,985	6.27%

*           Owned of record.

Focus Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	7,635,597	39.78%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	5,811,081	30.27%

Pershing LLC * For Benefit of its Customers Jersey City, NJ 07399-0002	1,325,130	6.90%

*           Owned of record.

Focus Fund – Institutional Class	Shares	Percentage

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	887,632	18.31%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	575,321	11.89%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	570,912	11.80%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	555,888	11.49%

SEI Private Trust Company * c/o Washington Trust Bank Oaks, PA 19456-9989	403,695	8.34%

*           Owned of record.

Cornerstone Mid Cap 30 Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	7,074,878	36.59%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	4,574,394	23.66%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,080,430	5.59%

UBS WM USA * 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	1,076,820	5.57%

Pershing LLC * For the Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07303-2052	979,485	5.07%

*           Owned of record.

Cornerstone Mid Cap 30 Fund – Institutional Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	1,908,779	33.63%

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	1,251,298	24.17%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	650,037	11.45%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	494,052	8.71%

Pershing LLC * For the Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07303-2052	310,230	5.47%

*           Owned of record.

Cornerstone Large Growth Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for the Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	873,703	11.02%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	489,692	6.18%

*           Owned of record.

Cornerstone Large Growth Fund – Institutional Class	Shares	Percentage

National Financial Services Corp. * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	224,218	20.03%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	189,525	16.93%

*           Owned of record.

Cornerstone Value Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	863,827	11.25%

National Financial Services LLC * For the Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	736,235	9.59%

*           Owned of record.

Cornerstone Value Fund – Institutional Class	Shares	Percentage

National Financial Services Corp. * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	44,810	24.33%

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	32,440	16.99%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	30,423	16.52%

Sandeep Kishor Jain 767 Tanglewood Ln. Frankfort, IL 60423-1055	25,147	13.65%

Thomas F Smith and Killian N Smith * 3158 Pheasant Dr. Decatur, GA 30034-4408	19,280	10.47%

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	13,757	7.47%

*           Owned of record.

Large Value Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	698,031	15.97%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	351,958	8.05%

*           Owned of record.

Large Value Fund – Institutional Class	Shares	Percentage

First Clearing LLC * For the Benefit of our Customers Saint Louis, MO 63103-2523	8,003	64.96%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,536	12.48%

Hennessy Advisors, Inc. * FBO Neil J. Hennessy Novato, CA 94945-3272	933	7.58%

Hennessy Advisors, Inc. * FBO Teresa M. Nilsen Novato, CA 94945-3272	637	5.18%

*           Owned of record.

Total Return Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	802,096	14.74%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	505,114	9.28%

*           Owned of record.

Equity and Income Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	8,297,360	38.42%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	6,816,505	31.56%

UBS WM USA * 1000 Harbor Blvd 5th Floor Weehawken, NJ 07086-6761	1,612,477	7.47%

*           Owned of record.

Equity and Income Fund – Institutional Class	Shares	Percentage

Merrill Lynch Pierce Fenner & Smith, Inc. * For the Sole Benefit of its Customers Jacksonville, FL 32246-6484	2,905,485	29.09%

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	2,436,702	24.54%

LPL Financial * For the Benefit of its Customers San Diego, CA 92121-1968	1,537,385	15.39%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	1,105,929	11.07%

*           Owned of record.

Balanced Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94104-4151	185,752	19.39%

Lovi Family Living Trust * Leo Lovi & Lorraine Lovi Redwood City, CA 94061-3920	75,583	7.89%

*           Owned of record.

Core Bond Fund – Investor Class	Shares	Percentage

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	63,811	17.35%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94104-4151	52,555	14.40%

National Financial Services, LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	40,243	11.02%

UBS WM USA * Attn: Department Manager 1000 Harbor Blvd. 5th Fl. Weehawken, NJ 07086-6761	31,803	8.71%

US Bank N.A. Custodian * Steven Paulson IRA Ogdensburg, WI 54962-9625	22,553	6.18%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	22,212	6.08%

*           Owned of record.

Core Bond Fund – Institutional Class	Shares	Percentage

Joan Lee Lawson * 6910 Clifton Rd. Clifton, VA 20124-1524	144,890	33.49%

*           Owned of record.

Gas Utility Fund – Investor Class	Shares	Percentage

National Financial Services, LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	27,009,511	37.54%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	15,933,555	22.15%

TD Ameritrade, Inc. * For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 Pershing LLC * 1 Pershing PL2 Jersey City, NJ 07399-0002	3,982,564 3,728,916	5.54% 5.18%

*           Owned of record.

Small Cap Financial Fund – Investor Class	Shares	Percentage

NFS LLC FEBO * Covington, KY 41015-1987	4,260,284	52.27%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	1,898,328	23.29%

*           Owned of record.

Small Cap Financial Fund – Institutional Class	Shares	Percentage

Morgan Stanley Smith Barney * Harborside Financial Center Jersey City, NJ 07311	234,159	22.04%

Pershing LLC * For the Benefit of its Customers P.O. Box 2052 Jersey City, NJ 07303-2052	219,275	20.64%

First Clearing LLC * For Benefit of our Customers Saint Louis, MO 63103-2523	207,049	16.92%

Merrill Lynch Pierce Fenner & Smith * For the Sole Benefit of its Customers Jacksonville, FL 32246-6434	162,543	15.30%

Raymond James & Associates, Inc. * For Benefit of its Customers Philip Solomons Savannah, GA 31405-2124	110,428	10.39%

*           Owned of record.

Large Cap Financial Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	3,426,669	66.49%

National Financial Services LLC * For Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	846,597	16.43%

*           Owned of record.

Technology Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	94,896	33.08%

Schwab Omnibus * Attn: Mutual Funds San Francisco, CA 94105-1905	41,114	14.33%

US Bank NA * Custody Mahmoud Yassin Sep IRA Toms River, NJ 08755-1166	37,545	13.09%

*           Owned of record.

Technology Fund – Institutional Class	Shares	Percentage

Deborah French & A Jeanine Hoover TR Armed Services Benefit Services Inc. P.O. Box 25587 Alexandria, VA 22313-5587	5,023	8.20%

David S. Niekerk * 1337 241st St. SE Bothell, WA 98021-8897	4,450	7.26%

US Bank N.A. Custodian * David Paul Schauer Roth IRA Milwaukee, WI 53221-4022	3,804	6.21%

William R. Rawlinson Jr. & Betty Lou Rawlinson Trust 3119 Cherry Valley Cir. Fairfield, CA 94534-7510	3,227	5.27%

*           Owned of record.

Japan Fund – Investor Class	Shares	Percentage

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	1,064,435	35.95%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	824,807	27.86%

LPL Financial * For the Benefit of its Customers San Diego, CA 92121-1968	373,896	12.63%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	193,890	6.55%

*           Owned of record.

Japan Fund – Institutional Class	Shares	Percentage

Mitra & Co. * c/o BMO Harris Bank Milwaukee, WI 53224-3638	469,043	29.06%

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	367,481	22.77%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	262,706	16.28%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	238,676	14.79%

Christopher T. Whitman * London UK SW3 2AF 205 United Kingdom	84,044	5.21%

*           Owned of record.

Japan Small Cap Fund – Investor Class	Shares	Percentage

Charles Schwab & Co., Inc. * Special Custody Acct for Benefit of Customers Attn: Mutual Funds San Francisco, CA 94105-1905	562,820	38.39%

National Financial Services LLC * For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 5th FL Jersey City, NJ 07310-2010	535,714	36.54%

Pershing LLC * For the Benefit of its Customers Jersey City, NJ 07399-0002	84,871	5.79%

*           Owned of record.

ADMINISTRATOR AND PRINCIPAL DISTRIBUTOR

The Funds’ administrator is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.  The Funds’ distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Funds of any such proposal. Since the Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Funds a reasonable time before the solicitation of proxies for the meeting is made.  The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in the Funds’ proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Board knows of no other matters that may come before the Special Meeting.  If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

You may request a copy of the Funds’ most recent annual reports and semi-annual reports by writing to 7250 Redwood Boulevard, Suite 200, Novato, California 94945 Attention: Corporate Secretary, or by calling 1-800-966-4354.  The Funds will furnish these copies free of charge.  To minimize expenses, we may mail only one copy of each Fund’s annual report and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Hennessy Funds, please call us at 1-800-966–4354 (or contact the financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

HENNESSY FUNDS TRUST

    Daniel B. Steadman, Secretary
Novato, California
May 18, 2015

EXHIBIT A – PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of [______________], 20[__] by and between Hennessy Funds Trust, a Delaware statutory trust (the “Trust”), on behalf of each of its investment series set forth on Schedule A hereto as it may be amended from time to time (hereinafter referred to each as a “Fund” and together as the “Funds”), and Hennessy Advisors, Inc., a California corporation (the “Adviser”).

RECITALS

WHEREAS, the Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, the Trust desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, as the investment adviser to the Funds.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the Trust on behalf of the Funds and the Adviser do mutually promise and agree as follows:

1.
Employment. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.
Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of each Fund, and, subject to such policies as the trustees of the Trust may determine, direct the purchase and sale of investment securities in the day-to-day management of each Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed an agent of the Trust or any Fund. However, one or more shareholders, officers, directors or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust unless otherwise determined by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the Act) of the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust Instrument, as it may be amended from time to time, or any applicable statute or regulation, or to relieve or deprive the trustees of the Trust of their responsibility for, and control of, the affairs of the Trust.

3.
Use of Sub-Advisers. All services to be furnished by the Adviser under this Agreement may be furnished through the medium of any managers, officers or employees of the Adviser or through such other parties (including, without limitation, one or more sub-advisers) as the Adviser may determine from time to time. Each sub-advisory agreement may provide that the applicable sub-adviser, subject to the control and supervision of the Trust’s Board of Trustees and the Adviser, shall have full investment discretion for the applicable Fund, shall make all determinations with respect to the investment of such Fund’s assets assigned to it and the purchase and sale of portfolio securities with those assets, and shall take such steps as may be necessary to implement its investment decisions. Any delegation of duties pursuant to this Section 3 shall comply with any applicable provisions of Section 15 of the Act, except to the extent permitted by any exemptive order of the Securities and Exchange Commission or similar relief. The Adviser shall not be responsible or liable for the investment merits of any decision by a sub-adviser to purchase, hold or sell a security for the applicable Fund’s portfolio; provided, however, that this provision shall not limit the Adviser’s obligation as a fiduciary to supervise each Fund’s investment program and the activities of sub-advisers.

4.
Expenses. The Adviser, at its own expense and without reimbursement from the Trust or any Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of each Fund. The Adviser shall not be required to pay any expenses of a Fund unless specifically stated herein. The expenses of each Fund’s operations borne by the Fund include by way of illustration and not limitation, trustees’ fee paid to those trustees who are not interested trustees under the Act; the costs of preparing and printing its registration statements required under the Securities Act of 1933, as amended, and the Act (and amendments thereto); the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; taxes; legal expenses; salaries of personnel specifically employed or engaged by the Trust and approved by the Trust’s Board of Trustees (including, but not limited to, the Trust’s Chief Compliance Officer); association membership dues; auditing, accounting and tax services; insurance premiums; brokerage and other costs incurred in connection with the purchase and sale of securities; fees and expenses of the custodian of the Fund’s assets; shareholder servicing fees; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents, fund administrators and fund accountants; and the cost of keeping all necessary shareholder records and accounts.

With regard to each of the Hennessy Cornerstone Growth Fund and the Hennessy Cornerstone Value Fund, in the event the operating expenses of such Fund, including amounts payable to the Adviser pursuant to Section 5 hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to such Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its management fee with respect to such Fund by the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse such Fund in the amount of the excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage fees and commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by such Fund. Whenever the expenses of such Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Adviser with respect to such Fund. Should two or more such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser’s fee shall be applicable.

With regard to each of the Hennessy Cornerstone Large Growth Fund and the Hennessy Large Value Fund, the Adviser shall not be required to pay any expenses of such Fund unless the total expenses borne by such Fund, including the Adviser’s fee but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items, in any year exceed that percentage of the average net asset value of such Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage, if any, provided by the state laws of the various states in which such Fund’s shares are qualified for sale. The Trust shall monitor the expense ratio of such Fund on a monthly basis. If the accrued amount of the expenses of such Fund exceeds the expense limitation established herein, if any, such Fund shall create an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

With regard to each of the Hennessy Balanced Fund and the Hennessy Total Return Fund, the Adviser shall not be required to pay any expenses of such Fund except as provided herein if the total expenses borne by such Fund, including the Adviser's fee and the fees paid to the Funds’ administrator but excluding any interest, taxes, brokerage fees and commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto), in any year exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which these Funds’ shares are qualified for sale or, if the states in which such Fund’s shares are qualified for sale impose no such restrictions, 3%. The Trust shall monitor the expense ratio of such Fund on a monthly basis. If the accrued amount of the expenses of such Fund exceeds the expense limitation established herein, the Trust shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below the expense limitation.

5.
Compensation of the Adviser. For the services and facilities to be rendered, the Trust through each Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average daily net assets of each such Fund, as determined by valuations made as of the close of each business day during the month. The advisory fee payable by each Fund is set forth on Schedule A hereto. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average daily net assets of the business days during which it is so in effect.

6.
Ownership of Shares of the Funds. The Adviser shall not take, and shall not permit any of its shareholders, officers, directors or employees to take, a long or short position in the shares of a Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

7.
Exclusivity. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has permitted and is permitting the Trust and one or more Funds to use the name “Hennessy” and “Cornerstone Growth,” it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including other investment companies, to use such names, and that the Trust and the Funds will not use such names if the Adviser ceases to be each Fund’s sole investment adviser (not including any sub-advisers engaged pursuant to Section 3). During the period that this Agreement is in effect, the Adviser shall be each Fund’s sole investment adviser (not including any sub-advisers engaged pursuant to Section 3).

8.
Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder, including any losses that may be sustained in the purchase, holding or sale of any security.

9.
Indemnification. The Adviser agrees to indemnify each Fund with respect to any loss, liability, judgment, cost or penalty that such Fund may directly or indirectly suffer or incur as a result of a material breach by the Adviser of its standard of care set forth in Section 8. The Trust, on behalf of each Fund, agrees to indemnify the Adviser with respect to any loss, liability, judgment, cost or penalty that the Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement, except to the extent that such loss, liability, judgment, cost or penalty was a result of a material breach by the Adviser of its standard of care set forth in Section 8.

10.
Brokerage Commissions. The Adviser, subject to the control and direction of the trustees of the Trust, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause each Fund to pay a broker-dealer that provides brokerage or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which the Adviser exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the trustees of the Trust may reasonably request with respect to each Fund’s brokerage commissions, the manner in which that brokerage was allocated and brokerage and research services received.

11.
Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption. Upon written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1 under the Act, to the extent such reports are not required, pursuant to Rule 17j-1, to be made to the Trust.

12.
Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the trustees of the Trust in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the affected Fund, as defined in the Act.

13.
Termination. This Agreement may be terminated at any time with respect to a Fund, without the payment of any penalty, by the trustees of the Trust or by a vote of the majority of the outstanding voting securities of that Fund, as defined in the Act, upon giving sixty (60) days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2)-year period is specifically approved annually by (a) the trustees of the Trust or by the vote of the majority of the outstanding voting securities of each Fund, as defined in the Act, and (b) the trustees of the Trust in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

14.
Obligations of the Trust. The name “Hennessy Funds Trust” and references to the trustees of Hennessy Funds Trust refer respectively to the Trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Trust Instrument dated as of September 16, 1992, as amended, which is hereby referred to and a copy of which is on file with the Secretary of the State of Delaware. The obligations of Hennessy Funds Trust entered into in the name or on behalf thereof by any of the trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

HENNESSY ADVISORS, INC.

By:        __________________________________
Neil J. Hennessy
President, Chief Executive Officer and Chairman of the Board

HENNESSY FUNDS TRUST

By:        __________________________________
Neil J. Hennessy
Chairman of the Board and President

Signature Page to Investment Advisory Agreement

SCHEDULE A

(as of [_________], 20[__])

Name of Fund	Advisory Fee per Annum (as a % of average daily net assets)
Hennessy Cornerstone Growth Fund	0.74%
Hennessy Focus Fund	0.90%
Hennessy Cornerstone Mid Cap 30 Fund	0.74%
Hennessy Cornerstone Large Growth Fund	0.74%
Hennessy Cornerstone Value Fund	0.74%
Hennessy Large Value Fund	0.85%
Hennessy Total Return Fund	0.60%
Hennessy Equity and Income Fund	0.80%
Hennessy Balanced Fund	0.60%
Hennessy Core Bond Fund	0.80%
Hennessy Gas Utility Fund	0.40%
Hennessy Small Cap Financial Fund	0.90%
Hennessy Large Cap Financial Fund	0.90%
Hennessy Technology Fund	0.90%
Hennessy Japan Fund	1.00%
Hennessy Japan Small Cap Fund	1.20%

Schedule A

EXHIBIT B – PROPOSED SUB-ADVISORY AGREEMENT
BETWEEN HENNESSY ADVISORS AND BROAD RUN

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made and entered into effective as of [______________], 20[__], by and between Hennessy Advisors, Inc., a California corporation (the “Adviser”), and Broad Run Investment Management, LLC, a Delaware limited liability company (the “Sub-Adviser”).

RECITALS

WHEREAS, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) entered into between the Adviser and Hennessy Funds Trust, a Delaware statutory trust organized as an open-end management investment company (the “Trust”), which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”), the Adviser serves as investment adviser to the Trust;

WHEREAS, the Trust is comprised of multiple investment portfolios, including, among others, the fund specified in Schedule A hereto, as amended from time to time, which is a series of the Trust (the “Fund”);

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of securities to assist the Adviser in performing services for the Fund; and

WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940, as amended), and desires to provide such services to the Trust and the Adviser.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for the Fund, with full investment discretion and authority, subject to such written instructions and supervision as the Adviser may from time to time furnish. The Sub-Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement with respect to the Fund in accordance with the Fund’s investment objective, policies and applicable restrictions as stated in the Fund’s most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust’s Board of Trustees, as provided to the Sub-Adviser by the Adviser. The Adviser agrees to furnish to the Sub-Adviser from time to time copies of all Prospectuses and Statements of Additional Information and of all amendments of, or supplements to, such Prospectuses and Statements of Additional Information and of all resolutions of the Trust’s Board of Trustees applicable to the Sub-Adviser’s services hereunder. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

2. Sub-Advisory Services. Subject to such written instructions and supervision as the Adviser may from time to time furnish, the Sub-Adviser will provide an investment program for the Fund, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Fund, and will determine from time to time what securities and other investments will be purchased, retained or sold by and within the Fund. The Sub-Adviser will implement such determinations through the placement, on behalf of the Fund, of orders for the execution of portfolio transactions through such brokers or dealers as it may select. The Sub-Adviser shall at no time have custody or physical control of any of the assets of the Fund. The Adviser will instruct the Trust’s Custodian to forward promptly to the Sub-Adviser proxy and other materials relating to the exercise of such shareholder rights and the Sub-Adviser will determine from time to time, in its discretion, the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Fund’s investments should be exercised.

In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

(a)	use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;
(b)
conform with all applicable rules and regulations of the United States Securities and Exchange Commission (“SEC”) and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may request from time to time;

(c)	not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;
(d)
place orders pursuant to investment determinations for the Fund either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders, the Sub-Adviser will use its reasonable best efforts to obtain best execution of such orders. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, effect portfolio securities transactions through brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust’s Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. The Trust or the Adviser may, from time to time in writing, direct the Sub-Adviser to place orders through one or more brokers or dealers and, thereafter, the Sub-Adviser will have no responsibility for ensuring best execution with respect to such orders. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal except as may be permitted by the 1940 Act or an exemption therefrom. If the Sub-Adviser determines in good faith that the transaction is in the best interest of each client, securities may be purchased on behalf of the Fund from, or sold on behalf of the Fund to, another client of the Sub-Adviser in compliance with Rule 17a-7 under the 1940 Act. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Sub-Adviser, to the extent permitted by applicable Jaw, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser also may purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers;

(e)
maintain all necessary or appropriate records with respect to the Fund’s securities transactions implemented by the Sub-Adviser in accordance with all applicable laws, rules and regulations, including but not limited to Section 31 (a) of the 1940 Act, and will furnish the Trust’s Board of Trustees and the Adviser such periodic and special reports as the Board and Adviser reasonably may request;

(f)
treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to its independent auditors and regulatory authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained in this Agreement shall prohibit the Sub-Adviser or any of its principals from (1) advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund; (2) including the Adviser and Trust or Fund on its general list of disclosable clients; (3) using the name of the Fund, the FBR Focus Fund (“Predecessor Fund”), the Adviser, or FBR Fund Advisers (“Predecessor Adviser”) in biographical descriptions of the Sub-Adviser or its principals; (4) using or presenting the investment performance of the Fund and/or the Predecessor Fund in advertising materials or other communications describing the Sub-Adviser’s or its principals’ composite performance record (“Composite Performance Materials”); or (5) using records and information that are publicly available;

(g)
maintain its policy and practice of conducting its fiduciary functions independently. In making investment decisions for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

(h)
render, upon reasonable request of the Adviser or the Trust’s Board of Trustees, written reports concerning the investment activities of the Sub-Adviser with respect to the Sub-Adviser’s activities on behalf of the Fund.

3. Expenses. During the term of this Agreement, the Sub-Adviser will pay its own expenses incurred by it in performing its services under this Agreement, unless otherwise agreed to by the parties. The Sub-Adviser shall not be liable for any expenses of the Adviser or the Trust, including without limitation (a) their interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund and (c) custodian fees and expenses.

4. Records.

(a)
In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Fund are the property of the Fund and further agrees to provide promptly to the Adviser or the Trust any such records upon the Adviser’s or the Trust’s request and that such records shall be available for inspection by the SEC, provided that the Sub-Adviser may retain originals or copies of such records in order to comply with its regulatory requirements. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

(b)
The Adviser agrees to provide to the Sub-Adviser, upon request and within five business days of such request, originals or copies of all records necessary to form the basis under applicable law and other regulations for Sub-Adviser or its principals to include the historical performance of the Fund and the Predecessor Fund in its composite investment performance.

5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee, in arrears, equal to an annual rate in accordance with Schedule A hereto, paid monthly, based on the average daily net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The fee shall be paid within five business days of receipt of the calculation of the fee. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average daily net assets of the business days during which it is so in effect.

6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

7. Use of Names. The Adviser shall not use the name, logo, trade or service mark or derivative of the foregoing of the Sub-Adviser or any of the Sub-Adviser’s affiliates in any prospectus, sales literature or other materials whether or not relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its or its affiliate’s name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any materials relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund’s or the Trust’s name, and to the extent the Adviser’s approval is not prohibited by pre-existing agreement with the Predecessor Fund or the Predecessor Adviser, the Predecessor Fund’s name and the Predecessor Adviser’ name, which (1) merely refer in accurate terms to the appointment of the Sub-Adviser hereunder, including placing the Trust’s, the Fund’s or the Adviser’s name, or the Predecessor Fund’s name or the Predecessor Adviser’s name, on the Sub-Adviser’s list of representative clients; (2) are required by the SEC or a state securities commission; or (3) appear in biographical descriptions or Composite Performance Materials of the Sub-Adviser or its principals; and, provided further, that in no event shall such approval be unreasonably withheld.

8. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, neither the Adviser nor the Trust shall be deemed to have waived any rights it may have against the Sub-Adviser under federal or state securities laws. Neither the Sub-Adviser, its officers, directors, or employees (the “Sub-Adviser Parties”) shall be liable for the acts or omissions of the Adviser, the Fund, a custodian, any broker-dealer, or other party providing services to the Fund.

The Sub-Adviser shall indemnify and hold harmless the Trust and the Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) arising out of or in connection with the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations hereunder of the Sub-Adviser.

The Adviser shall hold harmless and indemnify the Sub-Adviser Parties for any loss, liability, cost, damage or expense (including reasonable attorney’s fees and costs) arising from any claim or demand by any person that is based upon (i) any obligation of the Adviser under the Advisory Agreement that has not been delegated to the Sub-Adviser under this Agreement or (ii) any matter for which the Sub-Adviser does not have liability in accordance with the first sentence of this Section 8.

9. Limitation of Trust’s Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s and the Fund’s liability set forth in its Trust Instrument and under Delaware law. The Sub-Adviser agrees that any of the Trust’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

The names “Hennessy Funds Trust” and “Trustees of Hennessy Funds Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument dated as of September 16, 1992, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “Hennessy Funds Trust” entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

10. Duration, Renewal, Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the Trustees, including a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and, unless sooner terminated as provided herein, shall continue in effect for an initial period of one (1) year.

Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive one year periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time by the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund without payment of any penalty, or by the Adviser, in each case upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Trust’s Board of Trustees, or upon such shorter notice as may be mutually agreed upon. Section 2(f), Section 4(b), and Section 7 shall survive the termination of this Agreement.

This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment as such term is defined in the 1940 Act. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust.

This Agreement may be amended at any time by the Adviser and the Sub-Adviser by a writing signed by both parties, subject to approval by the Trust’s Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities. Notwithstanding the foregoing, the Trust shall be under no obligation to obtain shareholder approval to materially amend this Agreement unless required to obtain such approval pursuant to any orders or rules and regulations which may have been issued by the SEC.

11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law, as agreed to in writing by the parties, or as required or permitted by this Agreement, including as specified in Section 2(f).

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Miscellaneous. This Agreement and the Letter Agreement dated October 25, 2012 constitute the full and complete agreement of the parties hereto with respect to the subject matter hereof and each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. To the extent not preempted by federal law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

14. Notices. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or at such other address or number for a party as shall be specified by like notice):

If to the Adviser:	Hennessy Advisors, Inc. 7250 Redwood Blvd, Suite 200 Novato, CA 94945 Attention: Neil J. Hennessy 415-899-1555 (telephone)

If to the Sub-Adviser:	Broad Run Investment Management, LLC 1530 Wilson Blvd., Suite 1020 Arlington, VA 22209 Attention: David S. Rainey 703-260-1228 (telephone)

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

(Signature page follows.)

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

HENNESSY ADVISORS, INC.

By:        __________________________________
Neil J. Hennessy
President, Chief Executive Officer and Chairman of the Board

BROAD RUN INVESTMENT MANAGEMENT, LLC

By:        __________________________________
[NAME]
[TITLE]

Signature Page to Sub-Advisory Agreement

SCHEDULE A

(as of [_________], 20[__])

Name of Fund	Sub-Advisory Fee per Annum (as a % of average daily net assets)

Hennessy Focus Fund	0.29%

Schedule A

EXHIBIT C –PROPOSED SUB-ADVISORY AGREEMENT
BETWEEN HENNESSY ADVISORS AND RBC GAM (U.S.)
AND BETWEEN HENNESSY ADVISORS AND SPARX JAPAN

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made and entered into effective as of [______________], 20[__], by and between Hennessy Advisors, Inc., a California corporation (“Manager”), and [________________], a [_________________] (“Sub-Adviser”).

RECITALS

WHEREAS, Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, Manager has entered into an Investment Advisory Agreement, dated as of [______________], 20[__] (the “Advisory Agreement”), with Hennessy Funds Trust (the “Trust”), an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, Manager desires to retain Sub-Adviser to render investment advisory and other services to the funds specified in Schedule A hereto, as amended from time to time, each a series of the Trust (each a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter set forth;

WHEREAS, Manager has the authority, subject to the approval of the Trustees of the Trust (the “Trustees”), and, if required under the Investment Company Act, Fund shareholders, to select sub-advisers for each Fund; and

WHEREAS, Sub-Adviser is willing to furnish such services to Manager and each Fund.

AGREEMENT

 NOW, THEREFORE, Manager and Sub-Adviser agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

Manager hereby appoints Sub-Adviser to act as a sub-adviser for each Fund for the period and on the terms and conditions of this Agreement.

2.	ACCEPTANCE OF APPOINTMENT

Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of a custodian (who shall be identified by Manager in writing).  Sub-Adviser will not have custody of any securities, cash or other assets of any Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reasonable reliance on instructions of Sub-Adviser.  The custodian will be responsible for the custody, receipt and delivery of securities and other assets of each Fund, and Sub-Adviser shall have no authority responsibility or obligation with respect to the custody receipt or delivery of securities or other assets of any Fund.  The Fund shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.	SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

A.  As sub-adviser to each Fund, Sub-Adviser will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund, in accordance with the terms of this Agreement, the Fund’s Prospectus and the Fund’s Statement of Additional Information (the “SAI”) (as each may be updated or amended, from time to time) and subject to the direction, supervision and control of Manager and the Trustees.   Prior to the commencement of Sub-Adviser’s services hereunder, Manager shall provide Sub-Adviser with current copies of each Fund’s Prospectus and SAI.  Manager undertakes to provide Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to each Fund’s Prospectus and SAI and Sub-Adviser will not need to comply until a copy has been provided to Sub-Adviser.

B.  Sub-Adviser may place orders for the execution of transactions with or through such brokers, dealers or banks as Sub-Adviser may select and, subject to Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable law, may pay commissions on transactions in excess of the amount of commissions another broker or dealer would have charged.  Sub-Adviser will seek best execution under the circumstances of the particular transaction taking into consideration the full range and quality of a broker’s services in placing brokerage including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness to Sub-Adviser (the determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution for a Fund).  In no event shall Sub-Adviser be under any duty to obtain the lowest commission or best net price for a Fund on any particular transaction.  Sub-Adviser is not under any duty to execute transactions for a Fund before or after transactions for other like accounts managed by Sub-Adviser.  Sub-Adviser may aggregate sales and purchase orders of securities or derivatives held in a Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser if, in Sub-Adviser’s reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund.  Manager understands and agrees that when such aggregation does occur the actual prices obtained will be averaged and the applicable Fund will be deemed to have purchased or sold its proportionate share of the securities involved at such average price.  Notwithstanding the foregoing, Sub-Adviser will not effect any transaction with a broker or dealer that is an “affiliated person” (as defined under the Investment Company Act) of Sub-Adviser or Manager without the prior approval of Manager.  Manager shall provide Sub-Adviser with a list of brokers or dealers that are affiliated persons of Manager.

C.  Manager understands and agrees and has advised the Trustees that Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by Sub-Adviser for a Fund.  Sub-Adviser’s authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may effect transactions for a Fund at the same or similar times.

D.  Sub-Adviser will provide Manager with copies of Sub-Adviser’s current policies and procedures that relate to Sub-Adviser’s duties described in this Agreement adopted in accordance with Rule 206(4)-7 under the Advisers Act.  To the extent a Fund is required by the Investment Company Act to adopt any such policy or procedure, Manager will submit such policy or procedure to the Trustees for adoption by each of the Funds, with such modifications or additions thereto as the Trustees may recommend.  Sub-Adviser’s Chief Compliance Officer shall provide to Manager’s Chief Compliance Officer or his or her delegate the following:

(i)  a report of any material changes to Sub-Adviser’s policies and procedures described in Section 3(D) above on a quarterly basis;

(ii)  a report of any “material compliance matters,” as defined by Rule 38a-1 under the Investment Company Act, that have occurred in connection with Sub-Adviser’s policies and procedures on a quarterly basis;

(iii)  a summary of Sub-Adviser’s Chief Compliance Officer’s report identifying the material compliance matters relevant to the Funds with respect to the annual review of Sub-Adviser’s policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)  an annual certification regarding Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 of the Investment Company Act, as well as the foregoing sub paragraphs (i) through (iii).

E.  Sub-Adviser will maintain and preserve all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and the Advisers Act and the rules thereunder and shall file with the Securities and Exchange Commission (“SEC”) all forms pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act, with respect to its duties as are set forth herein.

F.  Sub-Adviser shall reasonably cooperate with Manager and/or the Trust in responding to any regulatory or compliance examinations or inspections (including any information requests) relating to the Trust, a Fund or Manager brought by any governmental or regulatory authorities.

G.  Sub-Adviser will, unless and until otherwise directed by Manager, exercise all rights of security holders with respect to securities held by each Fund, provided that Sub-Adviser will not be responsible for any other corporate actions relating to the securities in which assets of the Fund’s investment portfolio are invested, including administrative filings, such as proofs or claims in class actions.

H.  Sub-Adviser, in connection with its rights and duties with respect to the Funds and the Trust shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

4.	COMPENSATION OF SUB-ADVISER

Manager will pay Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Schedule A, calculated based on the relevant Fund’s average daily net assets and payable monthly.  Manager and Sub-Adviser agree that all fees shall become due and owing to Sub-Adviser promptly after the termination date of Sub-Adviser with respect to any Fund and that the amount of such fees shall be calculated by treating the termination date as the next fee computation date.  The annual base fee will be prorated for such fees owed through the termination date.

5.	REPRESENTATIONS OF MANAGER

Manager represents, warrants and agrees that:

A.  Manager has been duly authorized by the Trustees to delegate to Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.  The Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide Sub-Adviser with a copy of such code of ethics.

C.  Manager (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Manager from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

6.	REPRESENTATIONS OF SUB-ADVISER

Sub-Adviser represents, warrants and agrees as follows:

A.  Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify Manager of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.  Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide Manager with a copy of such code of ethics.

C.  Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

7.	NON-EXCLUSIVITY

The services of Sub-Adviser to Manager, the Funds and the Trust are not to be deemed to be exclusive, and Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

8.	SUPPLEMENTAL ARRANGEMENTS

Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Funds that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of Sub-Adviser, and neither Manager nor the Trust shall have any obligations with respect thereto or otherwise arising under this Agreement.

9.	DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) (“Outstanding Voting Securities”) of the Fund or as permitted by Rule 2a-6 of the Investment Company Act.  This Agreement shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

10.	TERMINATION OF AGREEMENT

This Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by a vote of the majority of the Trustees, by the vote of a majority of the outstanding voting securities of such Fund, or Manager on sixty (60) days’ prior written notice to Sub-Adviser, and Manager as appropriate.  In addition, this Agreement may be terminated with respect to any Fund by Sub-Adviser upon sixty (60) days’ prior written notice to Manager.  This Agreement will automatically terminate, without the payment of any penalty in the event the Advisory Agreement is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.  Any “assignment” (as that term is defined in the Investment Company Act) of this Agreement will result in automatic termination of this Agreement.  Sub-Adviser will promptly notify the Trust and Manager of any such assignment and of any changes in key personnel who are either the portfolio manager(s) of the Funds named in the Prospectus and/or SAI, or senior management of Sub-Adviser, in each case prior to or promptly after, such change.  Sub-Adviser agrees to bear all reasonable legal, printing, mailing, proxy and related expenses of the Trust and Manager, if any, arising out of an assignment of this Agreement by Sub-Adviser.

11.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties with respect to any Fund only if by written agreement.  It is understood that certain material amendments may require approval of a Fund’s shareholders.  Additional Funds may be added to Schedule A by written agreement of Manager and Sub-Adviser.

12.	ASSIGNMENT

Sub-Adviser shall not assign this Agreement.   Any assignment (as that term is defined in the Investment Company Act) of this Agreement shall result in the automatic termination of this Agreement, as provided in Section 10 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

13.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.  For the avoidance of doubt, this Agreement replaces and supersedes, in its entirety, that certain Sub-Advisory Agreement, dated [______________], 20[__], by and between Manager and Sub-Adviser.

14.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, or (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

If to Sub-Adviser:	[NAME AND ADDRESS]

If to Manager:	Neil J. Hennessy Hennessy Advisors, Inc. 7250 Redwood Blvd, Suite 200 Novato, CA 94945 415-899-1555 (telephone)

16.	SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.  Section 18 and Section 19 shall survive the termination of this Agreement.

17.	GOVERNING LAW [AND LANGUAGE]

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of [California] [Delaware], or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of [California] [Delaware], or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

[Any documents or records related to this Agreement and the services to be provided hereunder shall be in the English language.  To the extent that any document required to be provided hereunder is not then available in English, Sub-Adviser shall be given a reasonable period of time to produce an English version of such document.  Manager acknowledges that translated documents provided in accordance with this Agreement represent the best efforts of Sub-Adviser to provide accurate translations and may not be a strict translation of the original document.  In the event of any conflict between any material terms of the English language version of this

Agreement, including any English language versions of any documents or records related to this Agreement, and any translation hereof, or thereof, the English language version shall prevail in the event of any dispute between the parties.]

18.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

19.	CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information (as that term is defined below) of the other and use such information only in furtherance of the purposes of this Agreement.  Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information.  For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party.  Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

In accordance with Regulation S P, if non-public personal information regarding any party’s customers or consumers is disclosed to the other party in connection with this Agreement, the other party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

20.	USE OF NAME

During the term of this Agreement, Manager shall have permission to use Sub-Adviser’s name in the offering and marketing of any Fund, and agree to furnish Sub-Adviser, for its prior approval (such approval not to be unreasonably withheld), all prospectuses, brochures, advertisements, promotional materials, web-based information, proxy statements, shareholder reports and other similar informational materials that are to be made available to shareholders of a Fund or to the public and that refer to Sub-Adviser in any way.  Sub-Adviser agrees that Manager may request that Sub-Adviser approve use of a certain type of marketing material, and that Manager need not provide for approval each additional piece of marketing material that is substantially the same type.

21.	LIMITATION OF LIABILITY

Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that obligations, if any, assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of the Fund.  Sub-Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund(s), nor from the Trustees or any individual Trustee.  The assets of a Fund shall be available only to satisfy the liabilities and obligations of that Fund, and not the liabilities or obligations of any other Fund.  All obligations of the Funds under this agreement are several and not joint, and are included together in this Agreement solely for the sake of convenience.

Sub-Adviser shall not be liable for, and Manager will not take any action against Sub-Adviser or hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Funds (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

22.	AUTHORITY TO EXECUTE TRANSACTION DOCUMENTS

Subject to any other written instructions of Manager or the Trust, Sub-Adviser is hereby appointed agent and attorney-in-fact for the limited purposes of executing on behalf of each Fund specified on Schedule A hereto: account documentation, transaction term sheets and confirmations, certifications regarding the Fund’s status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counter parties in connection with its management of the Fund’s assets.  However, nothing in this section shall be construed as imposing a duty on Sub-Adviser to act in its capacity as attorney-in-fact for a Fund.  Any person dealing with Sub-Adviser in its capacity as attorney-in-fact hereunder for a Fund is hereby expressly put on notice that Sub-Adviser is acting solely in the capacity as an agent of the Fund and that any such person must look solely to the Fund for enforcement of any claim against Fund, as Sub-Adviser assumes no personal liability to such person whatsoever for obligations of the Fund entered into by Sub-Adviser in its capacity as attorney-in-fact for the Fund.

23.	COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

* * *

(Signatures on next page.)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HENNESSY ADVISORS, INC.

By:    __________________________________
Neil J. Hennessy
President, Chief Executive Officer and Chairman of the Board

[NAME OF SUB-ADVISOR]

By:    __________________________________
[NAME]
[TITLE]

Signature Page to Sub-Advisory Agreement

SCHEDULE A

(as of [_________], 20[__])

Name of Fund	Sub-Advisory Fee per Annum (as a % of average daily net assets)
[Hennessy Large Value Fund]	[0.35%]
[Hennessy Japan Fund]	[0.35%]
[Hennessy Japan Small Cap Fund]	[0.20%]

Schedule A

EXHIBIT D – PROPOSED SUB-ADVISORY AGREEMENT
BETWEEN HENNESSY ADVISORS AND THE LONDON COMPANY
AND BETWEEN HENNESSY ADVISORS AND FCI

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made and entered into effective as of [______________], 20[__], by and between Hennessy Advisors, Inc., a California corporation (the “Adviser”), and [________________], a [_________________] (the “Sub-Adviser”).

RECITALS

WHEREAS, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) entered into between the Adviser and Hennessy Funds Trust, a Delaware statutory trust organized as an open-end management investment company (the “Trust”), which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”), the Adviser serves as investment adviser to the Trust;

WHEREAS, the Trust is comprised of multiple investment portfolios, including, among others, the fund specified in Schedule A hereto, as amended from time to time, which is a series of the Trust (the “Fund”);

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of securities to assist the Adviser in performing services for the Fund; and

WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940, as amended), and desires to provide such services to the Trust and the Adviser.

AGREEMENT

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.  Appointment of the Sub-Adviser.  The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser as assigned to the Sub-Adviser (the “Segment” of the Fund), subject to such written instructions and supervision as the Adviser may from time to time furnish.  The Sub-Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations herein set forth for the compensation herein provided.  The Sub-Adviser will provide the services under this Agreement with respect to the Segment in accordance with the Fund’s investment objective, policies and applicable restrictions as stated in the Fund’s most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust’s Board of Trustees.  The Adviser agrees to furnish to the Sub-Adviser from time to time copies of all Prospectuses and Statements of Additional Information and of all amendments of, or supplements to, such Prospectuses and Statements of Additional Information and of all resolutions of the Trust’s Board of Trustees applicable to the Sub-Adviser’s services hereunder.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

2.  Sub-Advisory Services.  Subject to such written instructions and supervision as the Adviser may from time to time furnish, the Sub-Adviser will provide an investment program for the Segment, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Segment, and will determine from time to time what securities and other investments will be purchased, retained or sold by and within the Segment.  The Sub-Adviser will implement such determinations through the placement, on behalf of the Fund, of orders for the execution of portfolio transactions through such brokers or dealers as it may select.  The Adviser will instruct the Trust’s Custodian to forward promptly to the Sub-Adviser proxy and other materials relating to the exercise of such shareholder rights and the Sub-Adviser will determine from time to time the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Segment’s investments should be exercised.

In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

(a)	use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

(b)
conform with all applicable rules and regulations of the United States Securities and Exchange Commission (“SEC”) and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may request from time to time;

(c)	not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

(d)
place orders pursuant to investment determinations for the Fund either directly with the issuer or with an underwriter, market maker or broker or dealer.  In placing orders, the Sub-Adviser will use its reasonable best efforts to obtain best execution of such orders.  Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, effect portfolio securities transactions through brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion.  Subject to the review of the Trust’s Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion.  The Trust or the Adviser may, from time to time in writing, direct the Sub-Adviser to place orders through one or more brokers or dealers and, thereafter, the Sub-Adviser will have no responsibility for ensuring best execution with respect to such orders.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal except as may be permitted by the 1940 Act or an exemption therefrom.  If the Sub-Adviser determines in good faith that the transaction is in the best interest of each client, securities may be purchased on behalf of the Fund from, or sold on behalf of the Fund to, another client of the Sub-Adviser in compliance with Rule 17a-7 under the 1940 Act;

(e)
maintain all necessary or appropriate records with respect to the Fund’s securities transactions for the Segment in accordance with all applicable laws, rules and regulations, including but not limited to Section 31 (a) of the 1940 Act, and will furnish the Trust’s Board of Trustees and the Adviser such periodic and special reports as the Board and Adviser reasonably may request;

(f)
treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to its independent auditors and regulatory authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from (1) advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund or (2) including the Adviser and Trust on its general list of disclosable clients;

(g)
maintain its policy and practice of conducting its fiduciary functions independently.  In making investment decisions for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates.  In dealing with such customers, the Sub-Adviser and its subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

(h)	render, upon request of the Adviser or the Trust’s Board of Trustees, written reports concerning the investment activities of the Sub-Adviser with respect to the Sub-Adviser’s Segment of the Fund.

3.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in performing its services under this Agreement.  The Sub-Adviser shall not be liable for any expenses of the Adviser or the Trust, including without limitation (a) their interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund and (c) custodian fees and expenses.

4.  Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser’s or the Trust’s request and that such records shall be available for inspection by the SEC.  The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

5.  Compensation of the Sub-Adviser.

(a)	In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee, in arrears, equal to an annual rate in accordance with Schedule A hereto, paid quarterly.

(b)
Such fee for each calendar quarter shall be calculated based on the average of the market value of the assets under management as of the end of each of the three months in the quarter just ended, as provided by the Adviser.

(c)
If the Sub-Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the assets managed in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Sub-Adviser hereunder.

6.  Services Not Exclusive.  The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.  It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

7.  Use of Names.  The Adviser shall not use the name, logo, trade or service mark or derivative of the foregoing of the Sub-Adviser or any of the Sub-Adviser’s affiliates in any prospectus, sales literature or other materials whether or not relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its or its affiliate’s name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.  The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any materials relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund’s or the Trust’s name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder, including placing the Trust’s or the Adviser’s name on the Sub-Adviser’s list of representative clients, or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

8.  Liability of the Sub-Adviser.  Absent willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.  Notwithstanding the foregoing, neither the Adviser nor the Trust shall be deemed to have waived any rights it may have against the Sub-Adviser under federal or state securities laws.

The Sub-Adviser shall indemnify and hold harmless the Trust and the Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) arising out of or in connection with the willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties including breach of fiduciary duty, hereunder of the Sub-Adviser.

The Adviser shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorney’s fees and costs) arising from any claim or demand by any person that is based upon (i) the obligations of any other sub-adviser to the Fund, (ii) any obligation of the Adviser under the Advisory Agreement that has not been delegated to the Sub-Adviser under this Agreement or (iii) any matter for which the Sub-Adviser does not have liability in accordance with the first sentence of this Section 8.

9.  Limitation of Trust’s Liability.  The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s and the Fund’s liability set forth in its Trust Instrument and under Delaware law.  The Sub-Adviser agrees that any of the Trust’s obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

The names “Hennessy Funds Trust” and “Trustees of Hennessy Funds Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument dated as of September 16, 1992, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of “Hennessy Funds Trust” entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

10.  Duration, Renewal, Termination and Amendment.  This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the Trustees, including a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and, unless sooner terminated as provided herein, shall continue in effect for an initial period of one (1) year.

Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive one year periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund.  This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days’ prior written notice to the Adviser and the Trust’s Board of Trustees, or upon such shorter notice as may be mutually agreed upon.

This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement.  This Agreement shall terminate automatically and immediately in the event of its assignment as such term is defined in the 1940 Act.  No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust.

This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust’s Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities. Notwithstanding the foregoing, the Trust shall be under no obligation to obtain shareholder approval to materially amend this Agreement unless required to obtain such approval pursuant to any orders or rules and regulations which may have been issued by the SEC.

11.  Confidential Relationship.  Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or as required or permitted by this Agreement.

12.  Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.  Miscellaneous.  This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof.  To the extent not preempted by federal law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware.  The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

14.  Notices.  All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or at such other address or number for a party as shall be specified by like notice):

If to the Adviser:	Neil J. Hennessy Hennessy Advisors, Inc. 7250 Redwood Blvd, Suite 200 Novato, CA 94945 415-899-1555 (telephone)

If to the Sub-Adviser:	[______________________ _______________________ _______________________ _______________________ _______________________]

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

HENNESSY ADVISORS, INC.

By:        __________________________________
Neil J. Hennessy
President, Chief Executive Officer and Chairman of the Board

[NAME OF SUB-ADVISOR]

By:        __________________________________
[NAME]
[TITLE]

Signature Page to Sub-Advisory Agreement

SCHEDULE A

(as of [_________], 20[__])

Name of Fund	Sub-Advisory Fee per Annum (as a % of average daily net assets)
[Hennessy Equity and Income Fund (equity sleeve)]	[0.33%]
[Hennessy Equity and Income Fund (fixed income sleeve)]	[0.27%]
[Hennessy Core Bond Fund]	[0.27%]

Schedule A

EXHIBIT E – PROPOSED DISTRIBUTION PLAN

DISTRIBUTION (RULE 12B-1) PLAN

OF

HENNESSY FUNDS TRUST

As Adopted and Effective as of [______], 2015

WHEREAS, Hennessy Funds Trust (the “Trust”) is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it has been determined that the [______], a series of the Trust (the “Fund”), will pay for certain costs and expenses incurred in connection with the distribution and servicing of shareholders of the Investor Class of shares of the Fund;

WHEREAS, the Board of Trustees of the Trust adopted this Distribution (Rule 12b-1) Plan for Investor Class shares of the Fund (this “Plan”) as set forth herein pursuant to Rule 12b-1 under the 1940 Act and the shareholders of the Investor Class of shares of the Fund approved this Plan at a special meeting of the Trust held on July 30, 2015;

WHEREAS, the Board of Trustees of the Trust, in considering whether the Fund should implement this Plan, requested and evaluated such information as it deemed necessary to make an informed determination as to whether this Plan should be implemented and considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes; and

WHEREAS, the Trust may enter into agreements with dealers and other financial service organizations to obtain various distribution-related and/or shareholder services for the Fund, all as permitted and contemplated by Rule 12b-1 under the 1940 Act; it being understood that to the extent any activity is one that the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside such plan and not subject to its limitations.

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:

1.  Distribution and Service Fee.  The Fund may charge a distribution expense and service fee on an annualized basis of 0.25% of its average daily net assets.  Such fee shall be calculated and accrued daily and paid at such intervals as the Board of Trustees of the Trust shall determine, subject to any applicable restriction imposed by rules of the Financial Industry Regulatory Authority.

2.  Permitted Expenditures.  The amount set forth in Section 1 of this Plan shall be paid for services or expenses primarily intended to result in the sale of shares of the Fund.  The Fund may pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders personal service to the Fund’s shareholders, assists in the maintenance of the Fund’s shareholder accounts or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Trustees (the “Related Agreement”).  To the extent such fee is not paid to such persons, the Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating this Plan as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs.

3.  Effective Date of Plan.  This Plan has been duly adopted and approved by votes of a majority of (a) the Board of Trustees of the Trust, (b) those Trustees of the Trust who are not “interested persons” of the Trust (as

E-1

defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the “Rule 12b-1 Trustees”), cast in person, and (c) the outstanding shares of the Investor Class shares of the Fund and shall take effect immediately or at a later date as determined by the executive officers of the Trust.

4.  Continuance.  Unless otherwise terminated pursuant to Section 6 below, following the effective date of this Plan, this Plan shall continue in effect for as long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3.

5.  Reports.  Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any Related Agreement shall provide to the Trust’s Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

6.  Termination.  This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding shares of the Fund.  In the event of termination or non-continuance of this Plan, the Trust may reimburse any expense that it incurred on behalf of the Fund prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of those Trustees of the Trust who are not interested persons of the Trust.

7.  Amendments.  This Plan may not be amended to increase materially the amount of payments provided for in Section 1 hereof unless such amendment is approved in the manner provided for initial approval in Section 3 hereof and by the shareholders of the Fund.  No other amendment to this Plan may be made unless approved in the manner provided for approval of this Plan in Section 3.

8.  Selection of Trustees.  While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

9.  Records.  The Trust shall preserve copies of this Plan and any Related Agreement and all reports made pursuant to Section 5 hereof for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

10.  Assignment.  This Plan will not be terminated by an assignment, however, an assignment will terminate any agreement under this Plan involving any such assignment.

11.  Severability.  If any provision of this Plan is held to be invalid or is made invalid by a court decision, statute, rule or otherwise, the remainder of this Plan shall not be affected thereby.

* * *

E-2

PRELIMINARY PROXY CARDS, SUBJECT TO CHANGE, DATED MAY 4, 2015

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93545-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2A. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and Broad Run Investment Management, LLC.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93546-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93547-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

3. To approve a distribution plan for the Investor Class shares of the Fund.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93548-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93549-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2B. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and RBC Global Asset Management (U.S.) Inc.	[_]	[_]	[_]

3. To approve a distribution plan for the Investor Class shares of the Fund.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93550-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93551-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2B. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and RBC Global Asset Management (U.S.) Inc.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93552-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93553-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2C. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and The London Company of Virginia, LLC.	[_]	[_]	[_]

2D. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and Financial Counselors, Inc.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93554-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93555-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2E. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and Financial Counselors, Inc.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93556-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93557-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2F. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.	[_]	[_]	[_]

3. To approve a distribution plan for the Investor Class shares of the Fund.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93558-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93559-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2F. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93560-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93561-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

2G. To approve a new sub-advisory agreement between Hennessy Advisors, Inc. and SPARX Asset Management Co., Ltd.	[_]	[_]	[_]

3. To approve a distribution plan for the Investor Class shares of the Fund.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposals. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93562-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To vote by Internet

PROXY TABULATOR	1) Read the Proxy Statement and have the proxy card below at hand.
P.O. BOX 9112	2) Go to website www.proxyvote.com
FARMINGDALE, NY 11735	3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M93563-S32304	KEEP THIS PORTION FOR YOUR RECORDS
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

DETACH AND RETURN THIS PORTION ONLY

	For	Against	Abstain

1. To approve a new investment advisory agreement for the Fund between Hennessy Funds Trust, on behalf of the Fund, and Hennessy Advisors, Inc.	[_]	[_]	[_]

To vote and otherwise represent the undersigned shareholder(s) on any matter that may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

This proxy is solicited by the Board of Trustees and the Board of Trustees recommends that you vote FOR the Proposal. Please vote by checking the appropriate box.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Note: Please sign exactly as your name(s) appear(s) on the records of the Fund and date. If joint owners, each holder should sign this proxy. When signing as attorney, executor, administrator, trustee, guardian, or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement, Annual Report and Form of Proxy are available at www.proxyvote.com.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

M93564-S32304

HENNESSY FUNDS TRUST
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the series indicated on the reverse side of this proxy (the "Fund") of Hennessy Funds Trust, a Delaware statutory trust, hereby appoints Neil J. Hennessy, Teresa M. Nilsen and Daniel B. Steadman, or any of them, with full power of substitution, as proxies for the undersigned, to represent and cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at 7250 Redwood Boulevard, Suite 200, Novato, California 94945, on July 30, 2015, at 9:00 a.m., PDT, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.